Exhibit 10.3

Master Services Agreement

Number TJR031606

Between

MOTRICITY, Inc

And

Cingular Wireless LLC

for

Media Mall — Storefront

ARTICLE I		1
1.1	Preamble and Effective Date	1
1.2	Scope of Agreement	1

ARTICLE II - DEFINITIONS		1

ARTICLE III - GENERAL CLAUSES		4
3.1	Affiliate	4
3.2	Amendments and Waivers	4
3.3	Assignment	4
3.4	Cancellation and Termination	5
3.5	Compliance with Laws	6
3.6	Conflict of Interest	6
3.7	Construction and Interpretation	6
3.8	Cumulative Remedies	7
3.9	Delivery, Performance, and Acceptance	7
3.10	Dispute Resolution	8
3.11	Entire Agreement	9
3.12	Force Majeure	9
3.13	Governing Law	9
3.14	Indemnity	9
3.15	Information	10
3.16	Infringement	11
3.17	Insurance	12
3.18	Intellectual Property	12
3.19	Ownership of Work Product	12
3.20	Invoicing and Payment	13
3.21	Licenses and Patents	14
3.22	Limitation of Liability	14
3.23	Liquidated Damages	14
3.24	***	14
3.25	Minority/Woman/Disabled Veteran-owned Business Enterprises (“MBE/WBE/DVBE”) and Appendices)	15
3.26	Non-Exclusive Market	15
3.27	Non-solicitation	15
3.28	Notices	15
3.30	Price	16
3.31	Professional Services	16
3.32	Professional Services Non-Performance Compensation	16
3.33	Publicity	17
3.34	Records and Audits	17
3.35	Severability	18
3.36	Survival of Obligations	18
3.37	Taxes	18
3.38	Warranty and Rebates	19

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

i

ARTICLE IV - SPECIAL CLAUSES		20
4.1	Access	20
4.2	Change Notices - Simple	20
4.3	Emergency Support Service	21
4.4	Government Contract Provisions	21
4.5	Independent Contractor	21
4.6	Insignia	21
4.7	Non-Intervention	22
4.8	Overdependence of Motricity	22
4.9	Releases Void	22
4.10	Statement(s) of Work and Forms of Order(s)	22
4.11	Strategic Technology Partnership	22
4.13	Work Done By Others	22

ARTICLE V - CLAUSES APPLICABLE TO SOFTWARE SERVICES		23
5.1	Computer Asset Protection Requirements	23
5.2	Documentation	23
5.3	Fixes, Upgrades and Enhancements	23
5.4	Provisions for Software trials and Beta Testing	23
5.5	Provision for Source Code	24
5.6	Provisions for Content Catalog	24
5.7	Software Support and Maintenance	24

Appendices:
Appendix 1.1	- MOTRICITY’s Applicable Price(s)
Appendix 1.2	- Service Level Agreement
Appendix 1.3	- Statement of Work
Appendix 1.4	- Cingular Wireless Travel Policy
Appendix 2.3	- Acceptance Letter
Appendix 2.16	- Form of MOTRICITY’s Notice of Completion
Appendix 3.5	- Executive Orders and Federal Regulations
Appendix 3.6	- CINGULAR Security Requirements
Appendix 4.12	- Prime Supplier MBE/WBE/DVBE/ annual Participation Reporting Plan
Appendix 7.0	- Insurance Requirements

	Exhibits

Exhibit A -	Template Special Projects Service Request Form

Exhibit B -	Revenue Share Rider

Exhibit C -	Motricity Rate Card

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ARTICLE I

1.1 Preamble and Effective Date

This Master Purchase Agreement (hereinafter “Agreement”) is made by and between CINGULAR Wireless LLC, a Delaware limited liability company, with its principal office located at 5565 Glenridge Connector, Atlanta, Georgia 30342 (hereinafter “CINGULAR”) and MOTRICITY, Inc. with its principal office located at 2800 Meridian Parkway, Durham, NC 27713 (hereinafter “MOTRICITY”). The effective date of this Agreement is the date when signed by the last Party (“Effective Date”)

1.2 Scope of Agreement

Subject to the terms and conditions of this Agreement, MOTRICITY shall provide to CINGULAR the Material and Services described in Appendix 1.3, pursuant and in conformance to Orders submitted by CINGULAR. The applicable price for the Materials and Services is specified in Appendix 1.1. MOTRICITY agrees that the Material and Services shall strictly conform to the Specifications, including those specified in Appendix 1.2.

ARTICLE II - DEFINITIONS

2.1 “Acceptance” or “Accept” means CINGULAR’s acceptance of the Materials or Services Ordered by CINGULAR and provided by MOTRICITY as specified in Section 3.9, Delivery, Performance, and Acceptance. CINGULAR’s Acceptance shall occur no earlier than MOTRICITY’s Delivery of Materials and/or Services in strict compliance with the Specifications.

2.2 “Acceptance Date” means the date on which CINGULAR Accepts Materials or Services.

2.3 “Acceptance Letter” means a document signed by CINGULAR substantially in the form of Appendix 2.3 indicating its Acceptance of the Materials and/or Services.

2.4 “Acceptance Tests” or “User Acceptance Test” or “UAT” means the performance and reliability demonstrations and tests that must be successfully completed by the Materials and Services during the Trial Period. These tests include: (1) CINGULAR’s routine business transactions, (2) tests, demonstrations, or transactions represented or performed by MOTRICITY, and (3) any other tests, demonstrations, or transactions included or referenced in the applicable Order or Specifications to determine whether the Materials or Services meet the Specifications.

2.5 “Affiliate” means (1) a company, whether incorporated or not, which owns, directly or indirectly, a forty percent (40%) interest in either Party (a “parent company”), and (2) a company, whether incorporated or not, in which a five percent (5%) or greater interest is owned, either directly or indirectly, by: (i) either Party or (ii) a parent company.

2.6 “Agreement” shall have the meaning specified in the section called “Entire Agreement.”

2.7 “Answer Tones Storefront” means a Storefront designed for the provision and management of sounds or other content intended to replace the standard ringing sound that a caller normally hears while waiting for a Subscriber to answer the phone.

2.8 “Cancellation” or “Cancel” means the occurrence by which either party puts an end to this Agreement or Orders placed under this Agreement for breach by the other and its effect is the same as that of “Termination” and, except as otherwise provided for herein, the canceling party also retains any remedy for breach of the whole Agreement or any unperformed balance.

2.9 “Content” means any audio (e.g., ring tones, full tracks of music or voice recordings), visual (e.g., wallpapers, still or animated images, or full-motion video), textual data or other material owned, licensed or otherwise provided by CINGULAR and made available through and/or transmitted in connection with the Goods.

2.10 “Delivery” means MOTRICITY’s obligation to provide Materials and/or Services that strictly conform to the Specifications as specified in Section 3.9 Delivery, Performance and Acceptance. MOTRICITY completes Delivery: (i) upon CINGULAR’s possession of the Material if MOTRICITY is not required to provide additional Services, such as Installation, (ii) upon completing such additional Services, if MOTRICITY is required to provide such Services in connection with providing Material, or (iii) for Services, upon completing the provision of Services. Notwithstanding the above, Delivery shall not be deemed completed until MOTRICITY causes the Materials and Services to strictly conform to the Specifications.

2.11 “Delivery Date” means the date on which the parties agree MOTRICITY is scheduled in this Agreement or an Order to complete its Delivery.

2.12 “Enhancements” means any Upgrades, other improvements or modifications to the Works, Software, or other Products (including the Fuel Core Roadmap) that provides either (i) improved operations or Subscriber experience; or (ii) substantially new functionality.

2.13 “Fixes” means any adjustments or modifications to any source code or configuration, or any other software manipulations that are intended to remedy an identified bug or other problem.

2.14 “Fuel Core Roadmap” means the functionality, scope, resources, prioritization and timing considerations that MOTRICITY plans for production release cycles for its Fuel platform.

2.15 “Goods” shall mean Materials, Products, and/or Software, and/or Services, and/or Documentation, and/or technical education, and/or spare parts (but not including end-user devices), as the context requires.

2.16 “Hardware” means all tangible materials, products and equipment provided by MOTRICITY.

2.17 “Harmful Code” means any code, device or other means or system that (a) is designed to permit unauthorized access to CINGULAR’s computers or other systems, or (b) contains any viruses, worms, back doors, and drop-dead devices.

2.18 “Information” means all ideas, discoveries, concepts, know-how, trade secrets, techniques, designs, specifications, drawings, sketches, models, manuals, samples, tools, computer programs, technical information, and other confidential business, customer or personnel information or data, whether provided orally, in writing, or through electronic or other means.

2.19 “Installation” shall mean Products and Software mounting, placing, modification, assembly, cabling, wiring, and testing to be performed by MOTRICITY, according to MOTRICITY’s standard commercial specification, and procedures or those mutually agreed to by both parties.

2.20 “Intellectual Property Rights” means the worldwide tangible and intangible rights of authorship and/or ownership, copyrights, mask-works, trademarks, service marks, trade names, trade secrets, patents, inventions, designs, algorithms, moral rights, industrial property rights and other intellectual property rights of every kind and nature, whether currently known or unknown, arising by operation of law, contract, license or otherwise, and all registrations, applications, renewals, extensions, continuations, continuations-in-part, divisions and re-issuances associated therewith

2.21 “Laws” shall have the meaning specified in the section called “Compliance with Laws.”

2.22 “Liability” means all losses, damages, expenses, costs, penalties, fines, fees, including reasonable attorneys’ fees and expert witness fees arising from or incurred in connection with a claim or cause of action related to performance or omission of acts under this Agreement or any Order, including, but not limited to, claims or causes of actions brought by third parties.

2.23 “Material” means a unit of equipment, apparatus, components, tools, supplies, material, product, Hardware, or firmware thereto, or Software purchased or licensed hereunder by CINGULAR from MOTRICITY and includes third party Materials provided or furnished by MOTRICITY. Materials shall be deemed to include any replacement parts.

2.24 “Notice of Completion” means a written document provided by MOTRICITY substantially in the form of Appendix 2.16, which is provided after, and states that, MOTRICITY has completed the Delivery of the Materials or Services ordered by CINGULAR. MOTRICITY’s provision of the Notice of Completion is a representation and warranty that the Materials and Services have been tested to assure compliance and are in strict compliance with the Specifications.

2.25 “Notice of Material Defection Found” means a written document provided by CINGULAR to MOTRICITY and states that CINGULAR has determined that the Material have been tested and are not in compliance with the Specifications

2.26 “Object Code” means the fully compiled or assembled series of instructions in machine language which will guide the operation of a processor.

2.27 “Order(s)” means such purchase orders, forms, or memoranda or other written communications as CINGULAR may deliver to MOTRICITY for the purpose of ordering any Materials or Services hereunder.

2.28 “Pre-Existing Materials” means any and all Proprietary Materials (as defined below) a Party owned or had an interest in prior to the earlier of (a) the Effective Date or (b) the date on which services commenced under this Agreement.

2.29 “Program Material” or “Documentation” means all documentation, including, but not limited to, user instructions and training materials.

2.30 “Products” means Equipment, Software, Materials, and Supplies purchased hereunder.

2.31 “Proprietary Materials” means all inventions, discoveries and ideas (whether patentable or copyrightable or not), and all works and materials, including but not limited to, products, tools, devices, computer programs, source codes, processes, procedures, texts, designs, drawings, documentation, engineering materials, specifications, data or other information, in preliminary or final form, and on any media whatsoever owned or controlled (by license or otherwise) by a Party.

2.32 “Service(s)” - means any and all labor or service provided in connection with this Agreement, an applicable Order, including but not limited to, consultation, engineering, installation, removal, maintenance, training, technical support, repair, and programming.

2.33 “Service Request” means any written request from Cingular to Motricity signed by an authorized Cingular representative for Services substantially in the form of Exhibit A.

2.34 “Span of Control” is defined as those areas of functionality that are under the direct control of Motricity. This includes functionality that is provided by external vendors or suppliers with whom Motricity has a contractual relationship.

2.35 “Specs” or “Specifications” mean (i) MOTRICITY’s applicable specifications and descriptions, including any warranty statements, and (ii) CINGULAR’s requirements, specifications, and descriptions specified in, or attached to, this Agreement or an applicable Order, which shall control over an inconsistency with MOTRICITY’s specifications and descriptions.

2.36 “Software” means any source code or object code MOTRICITY either develops or has developed, owns, or licenses from a third party.

2.37 “Statement of Work” or “SOW” means a document signed by duly authorized representatives of the Parties that describes the basis upon which Motricity shall provide Services to Cingular hereunder. Each Statement of Work shall be based on a Service Request and shall include the following: (a) a description of the deliverables (b) specifications for any deliverables, (c) a reference to this Agreement, (d) pricing and payment schedule for the project (which may be an estimate if the SOW is structured on a time and materials basis), (e) a Delivery schedule, (f) a description of applicable non-performance compensation, if needed, (g) a description of the ownership of the intellectual property in the resulting Works, (h) a description of the exclusive use rights, if any (i) adherence to additional details for the SOW as required in Exhibit A; and (k) roles and responsibilities of the parties.

2.38 “Storefront” means an interface, branded for Cingular, for wireless devices that enables consumers to preview and purchase mobile content, which interface is developed and maintained by Motricity

2.39 “Subscriber(s)” means a wireless subscriber of Cingular or any of its Affiliates.

2.40 “Termination” or “Terminate” means the occurrence by which either party, pursuant to the provisions or powers of this Agreement or laws and regulations, puts an end to this Agreement and/or Orders placed under this Agreement other than for breach. On “Termination” all executory obligations are discharged, but any right based on breach of performance survives except as otherwise provided herein.

2.41 “Upgrade(s)” means an improvement to or a change in the Software that alters the original functional characteristics of the Software or corrects errors but does not add substantially new features to the Software. Said Upgrade shall be deemed to be a new item of Software and subject to warranty.

2.42 “User(s)” means CINGULAR and its authorized third parties, as well as each of their respective employees, agents, representatives and customers, if any, who use goods or services relating to, resulting from, or arising out of Products and/or Services provided by MOTRICITY hereunder.

2.43 “Works” means the deliverables or work product that MOTRICITY provides to CINGULAR pursuant to a Statement of Work or Order hereunder.

ARTICLE III - GENERAL CLAUSES

3.1 Affiliate

MOTRICITY agrees that an Affiliate may place Orders with MOTRICITY which incorporate the terms and conditions of this Agreement, and that the term “CINGULAR” shall be deemed to refer to an Affiliate when an Affiliate places an Order with MOTRICITY under this Agreement. An Affiliate will be responsible for its own obligations, including but not limited to, all charges incurred in connection with such Order. The parties agree that nothing in this Agreement will be construed as requiring CINGULAR to indemnify MOTRICITY, or to otherwise be responsible, for any acts or omissions of an Affiliate, nor shall anything in this Agreement be construed as requiring an Affiliate to indemnify MOTRICITY, or to otherwise be responsible, for the acts or omissions of CINGULAR.

3.2 Amendments and Waivers

This Agreement and any Orders placed hereunder may be amended or modified only by a written document signed by the authorized representative of the party against whom enforcement is sought; provided that CINGULAR may, at any time, make changes to the scope of work, and MOTRICITY shall not unreasonably withhold or condition its consent. An equitable adjustment shall be made if such change substantially affects the time of performance or the cost of the work to be performed under this Agreement. Such cost adjustment shall be made on the basis of the actual cost of the work, unless otherwise agreed in writing. No course of dealing or failure of either party to strictly enforce any term, right or condition of this Agreement shall be construed as a general waiver or relinquishment of such term, right, or condition. A waiver by either party of any default shall not be deemed a waiver of any other default.

3.3 Assignment

CINGULAR may assign this Agreement and its rights and may delegate its duties under this Agreement either in whole or in part, at any time and without MOTRICITY’s consent, to any present or future Affiliated company or successor company of CINGULAR. CINGULAR shall give MOTRICITY written notice of such assignment or delegation. The assignment shall not affect nor diminish any rights or duties that MOTRICITY or CINGULAR may then or thereafter have as to Material, Software or Services ordered by CINGULAR before the effective date of the assignment. Written notice to MOTRICITY releases and discharges CINGULAR, to the extent of the assignment, from all further duties under this Agreement, except with respect to Material, Software or Services that CINGULAR ordered before the effective date of the assignment.

MOTRICITY must have CINGULAR’s written consent before MOTRICITY assigns or otherwise delegates the provision of the Storefront under this Agreement or assigns any of its rights, interests or obligations hereunder. CINGULAR agrees that MOTRICITY may use subcontractors to provide Goods hereunder without CINGULAR’s consent, provided that MOTRICITY remains obligated to CINGULAR under this Agreement for such Goods. MOTRICITY shall deliver to CINGULAR written notice of MOTRICITY’s intent to assign, at least thirty (30) days before assignment. CINGULAR shall consider void any assignment to which it has not consented, except where MOTRICITY assigns its rights to receive monies pursuant to this Agreement. In such case, MOTRICITY only needs to notify CINGULAR in writing. However, MOTRICITY cannot assign monies due if MOTRICITY tries to transfer to the assignee any of MOTRICITY’s other rights or obligations hereunder. MOTRICITY shall not make an assignment that prevents CINGULAR from dealing solely and directly with MOTRICITY on all matters pertaining to this Agreement. Such matters include amending this Agreement and/or settling amounts due either party by the other hereunder.

3.4 Cancellation and Termination

a.	Cancellation

If either party fails to cure a material default under this Agreement or applicable Order within thirty (30) days after written notice, then, in addition to all other rights and remedies, the party not in default may cancel this Agreement and/or the Order under which the default occurred. Notwithstanding anything else in this Agreement, if the material default is a breach of the Compliance with Laws Section of this Agreement, the party not in default may, upon providing written notice, Cancel the Agreement immediately. Additional provisions for Cancellation of Orders hereunder are set forth in this Agreement.

b.	Termination

(i) The term of this Agreement is effective on date provided in Section 3.1 above and, unless Terminated or Canceled as provided in this Agreement, shall remain in effect for two (2) years after the commercial launch of the Answer Tones Storefront (the “Term”). Either party may extend this Agreement with mutually agreed upon terms in writing.

(ii) After the Term, CINGULAR may Terminate an Order for the Answer Tones Storefront at any time, for its own convenience and without cause, without any charge, liability or obligation whatsoever, upon thirty (30) days written notice to MOTRICITY.

(iii) CINGULAR may Terminate the any Order, other than an Order for the Answer Tones Storefront, in whole or in part, at any time after the first twelve (12) months, for its own convenience and without cause, without any charge, liability or obligation whatsoever, upon one hundred and eighty (180) days written notice to MOTRICITY.

(iv) CINGULAR may Terminate the Agreement, in whole or in part, at any time after the Term, for its own convenience and without cause, without any charge, liability or obligation whatsoever, upon one hundred and eighty (180) days written notice to MOTRICITY.

(v) Cingular will pay Motricity according to the payment terms set forth in any Order or this Agreement up until the effective Termination date of such Order or this Agreement, as applicable.

c.	Bankruptcy

In addition to all other rights or remedies provided for in this Agreement or by law, CINGULAR may immediately Cancel this Agreement if: (1) MOTRICITY becomes insolvent or makes a general assignment for the benefit of creditors; (2) MOTRICITY admits in writing the inability to pay debts as they mature; (3) Any court appoints a trustee or receiver with respect to MOTRICITY or any substantial part of MOTRICITY’s assets; or (4) An action is taken by or against MOTRICITY under any bankruptcy or insolvency laws or laws relating to the relief of debtors, including the Federal Bankruptcy Act.

d.	Partial Cancellation and Termination

Where a provision of this Agreement or the applicable Laws permit CINGULAR to Terminate or Cancel an Order, such Termination or Cancellation may, at CINGULAR’s option, be either complete or partial. In the case of a partial Termination or Cancellation CINGULAR may, at its option, accept a portion of the Materials or Services covered by an Order and pay MOTRICITY for such Materials or Services at the unit prices set forth in such Order. The right to Cancel an Order shall also include the right to Cancel any other related Order.

e.	Wind Down Period

Applicable in all situations described above - Upon request by Cingular, Motricity shall reasonably cooperate with Cingular in the orderly and expeditious transfer of its commercial operations from the Software to a different Storefront solution. In such event, Cingular will provide Motricity with thirty (30) days written notice prior to execution of a wind down period, provided that the thirty (30) days does not add to the one hundred and eighty (180) days termination notice as described in Section 3.4b. Such transfer may include, but is not limited to, the migration of Subscribers, Subscriber data, premium digital content, transaction data, and/or Merchant integrations. Motricity will provide all services, information and documentation as may be reasonably needed by Cingular in connection with the transfer. The amount of time necessary to complete the transfer is referred to as the “Wind Down Period.”. Motricity is not obligated to provide services during the Wind Down Period for a period longer than six (6) months. However, Motricity is required to make a good faith effort to fulfill the requirements of a wind down period as quickly as possible within the 6 month timeframe. Services provided by Motricity during the Wind Down Period shall be provided to Cingular at the rates provided for in the Agreement. During the Wind Down Period, all terms and conditions of this Agreement shall remain in full force and effect.

f.	***

3.5 Compliance with Laws

MOTRICITY shall comply with all applicable federal, state, county, and local rules, including without limitation, all statutes, laws, ordinances, regulations and codes (“Laws”). MOTRICITY’s obligation to comply with all Laws, include the procurement of permits, certificates, approvals, inspections, and licenses, when needed, in the performance of this Agreement. MOTRICITY further agrees to comply with all applicable Executive and Federal regulations as set forth in “Executive Orders and Associated Regulations”, a copy of which is attached as Appendix 3.5 and by this reference made a part of this Agreement. MOTRICITY shall defend, indemnify, and hold CINGULAR harmless from and against any Liability that may be sustained by reason of MOTRICITY’s failure to comply with this section.

3.6 Conflict of Interest

MOTRICITY represents and warrants that no officer, director, affiliate, employee, or agent of CINGULAR has been or will be employed, retained or paid a fee, or otherwise has received or will receive any personal compensation or consideration, by or from MOTRICITY or any of MOTRICITY’s officers, directors, employees, or agents in connection with the obtaining, arranging, or negotiation of this Agreement or other documents entered into or executed in connection with this Agreement.

3.7 Construction and Interpretation

a.	The language of this Agreement shall in all cases be construed simply, as a whole and in accordance with its fair meaning and not strictly for or against any party. The parties agree that this Agreement has been prepared jointly and has been the subject of arm’s length and careful negotiation. Each party has been given the opportunity to independently review this Agreement with legal counsel and other consultants, and each party has the requisite experience and sophistication to understand, interpret, and agree to the particular language of the provisions. Accordingly, in the event of an ambiguity in or dispute regarding the interpretation of this Agreement, the drafting of the language of this Agreement shall not be attributed to either party.

b.	Article, section, or paragraph headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. The use of the word “include” shall mean “includes, but is not limited to.” The singular use of words shall include the plural use and vice versa. Except as otherwise specified, MOTRICITY’s price for Materials and Services includes the price for all related Materials or Services necessary for CINGULAR to use the Materials and/or Services for its intended purpose, as well as all other MOTRICITY obligations under this Agreement.

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

All obligations and rights of the parties are subject to modification as the parties may specifically provide in an Order. “Services” and “Software” shall be treated as “goods” for purposes of applying the applicable Uniform Commercial Code. If there is an inconsistency or conflict between the terms in this Agreement and in an Order, the terms in the Order shall take precedence.

c.	Whenever any party is entitled to interest under this Agreement, the amount of interest shall be determined using 12% per annum, or the highest amount allowed by law, whichever is lower.

3.8 Cumulative Remedies

Except as specifically identified as a party’s sole remedy, any rights of Cancellation, Termination, liquidated damages, or other remedies prescribed in this Agreement are cumulative and are not exclusive of any other remedies to which the injured party may be entitled. Neither party shall retain the benefit of inconsistent remedies.

3.9 Delivery, Performance, and Acceptance

a.	Delivery

1.	Delivery Requirements

MOTRICITY agrees to complete all required development and acquisition of technology, according to the schedule provided in the applicable SOW or Order that meets the Specifications as described in this Agreement. MOTRICITY also agrees to allocate sufficient engineering, manufacturing and Installation capacity to provide all required Materials and/or Services to achieve the pace of deployment as described in the applicable SOW or Order. MOTRICITY understands that this forecast is subject to change and agrees to provide flexibility in the way it allocates its resources so that CINGULAR’s actual demand can be met.

Time is of the essence and the remedies for failure to perform in a timely manner are specified in Section 3.21 Liquidated Damages below. Upon receipt of each Order, MOTRICITY shall deliver the Materials and/or Services to CINGULAR and perform all of the Services on or before the date(s) specified, failing which, CINGULAR may, in addition to all other remedies available under this Agreement:

(i) terminate such Order without penalty, or

(ii) extend such delivery date(s), to a later date(s), subject however, to such termination if Delivery is not made by such extended dates.

2.	Expedited Delivery

a.	“Expedited Delivery” is defined as Delivery before the delivery required under a particular SOW or Order. MOTRICITY and CINGULAR are committed to reducing the need for Expedited Deliveries while maintaining a strong commitment to customer service requirements. Should CINGULAR request Expedited Delivery, MOTRICITY will determine whether such Expedited Delivery is achievable and, if so, CINGULAR and MOTRICITY will mutually agree upon the Expedited Delivery date and the fees CINGULAR shall pay to MOTRICITY for such Expedited Delivery. MOTRICITY will keep CINGULAR apprised of its progress in meeting such Delivery dates and will promptly notify CINGULAR of any potential delays.

b.	Performance

MOTRICITY is committed to 100% fulfillment of CINGULAR’s expectations as described in the Agreement and all executed Orders and SOWs. Any consideration from MOTRICITY for its failure to meet those expectations shall be due CINGULAR as outlined in the applicable SOW or Order.

Such consideration for any event that constitutes MOTRICITY’s failure to fulfill CINGULAR’s expectations shall not be considered a penalty. Both parties agree that any consideration represents a reasonable pre-estimate of CINGULAR’s probable loss. In addition, CINGULAR retains all other rights or remedies available to CINGULAR.

c.	Acceptance

Except as otherwise provided in a SOW or Order, CINGULAR shall have a period of forty-five (45) calendar days from delivery of Goods to CINGULAR in which to perform User Acceptance Testing and to notify MOTRICITY in writing if such Goods are found not to be in material compliance with applicable Specifications. If CINGULAR does not furnish MOTRICITY a “Notice of Acceptance” or notice of material defects found (if any) within forty-five (45) days of receipt of MOTRICITY’s Notice of Completion, the Goods shall be deemed Accepted. Where material defects are found, MOTRICITY, at its expense, shall correct such defects within five (5) calendar days from receipt of CINGULAR’s notification and notify CINGULAR that such corrections have been made. CINGULAR shall then have the right to repeat the appropriate UAT. If a Notice of Acceptance or notice of further defects is not furnished to MOTRICITY within thirty (30) days of CINGULAR’s receipt of MOTRICITY’s notice, the corrected goods and/or Services shall be deemed Accepted.

3.10 Dispute Resolution

a.	CINGULAR and MOTRICITY shall use their best efforts to settle any dispute or claim arising from or relating to this Agreement. To accomplish this, they shall negotiate with each other in good faith. Except for alleged breaches of Section 3.15 (Information) If CINGULAR and MOTRICITY do not reach agreement within 30 days of first receiving notice of dispute, instead of suing in court, CINGULAR and MOTRICITY agree to arbitrate any and all disputes and claims (including but not limited to claims based on or arising from an alleged tort) arising out of or relating to this Agreement.

b.	Notwithstanding the provisions of paragraph (a), no claim or dispute shall be submitted to arbitration if, at the time of the proposed submission, such dispute or claim involves an attempt to collect a debt owed to the CINGULAR by MOTRICITY.

c.	The arbitration of any dispute or claim shall be conducted in accordance with the Wireless Industry Arbitration Rules (“WIA Rules”) as modified by this Agreement and as administered by the American Arbitration Association (“AAA”). The WIA rules and fee information are available from CINGULAR or the AAA upon request.

d.	CINGULAR and MOTRICITY acknowledge that this Agreement evidences a transaction in interstate commerce and that the United States Arbitration Act and Federal Arbitration law shall govern the interpretation and enforcement of, and proceedings pursuant to, this or a prior Agreement.

e.	Unless CINGULAR and MOTRICITY agree otherwise, the location of any arbitration shall be in Atlanta, Georgia.

f.	CINGULAR and MOTRICITY agree that no arbitrator has the authority to: (1) award relief in excess of what this Agreement provides; (2) award punitive damages or any other damages not measured by the prevailing party’s actual damages; or (3) order consolidation or class arbitration.

g.	Except as otherwise provided herein, all fees and expenses of the arbitration shall equally borne by MOTRICITY and CINGULAR.

h.	The arbitrator(s) must give effect to the limitations on CINGULAR’s liability as set forth in this Agreement, any applicable tariff, law, or regulation.

i.	In any arbitration utilizing the rules applicable to Large/Complex cases, as defined under the WIA rules, the arbitrators must also apply the Federal Rules of Evidence, and the losing party may have the award reviewed in accordance with the review procedures set forth in the WIA rules.

j.	MOTRICITY agrees that CINGULAR and MOTRICITY each is waiving its respective right to a trial by jury, MOTRICITY acknowledges that arbitration is final and binding and subject to only very limited review by a court. If for some reason this arbitration clause is at some point deemed inapplicable or invalid, MOTRICITY and CINGULAR agree to waive, to the fullest extent allowed by law, any trial by jury, in such case, a judge shall decide the subject dispute or claim.

CINGULAR, MOTRICITY and Arbitrator(s) shall not disclose the existence, content, or results of any arbitration. Judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction

3.11 Entire Agreement

The terms contained in this Agreement, and any Orders or SOWs, including all appendices and subordinate documents attached to or referenced in the Agreement or any Orders, will constitute the entire integrated Agreement between MOTRICITY and CINGULAR with regard to the subject matter herein. This Agreement will supersede all prior oral and written communications, agreements, and understandings of the parties, if any, with respect hereto. Acceptance by either party of Material or Services, payments, Orders, or SOWs, or any inaction by a party with respect to the foregoing shall not constitute a party’s consent to or acceptance of any additional or different terms from that stated in this Agreement, except for terms in an Order or SOW placed by CINGULAR and signed by both parties. Estimates furnished by either party shall not constitute commitments.

3.12 Force Majeure

Neither party shall be deemed in default of this Agreement or any Order to the extent that any delay or failure in the performance of its obligations results from any cause beyond its reasonable control and without its fault or negligence, such as acts of God, acts of civil or military authority, embargoes, epidemics, war, riots, insurrections, fires, explosions, earthquakes, floods, or strikes (“Force Majeure”).

If any Force Majeure condition affects MOTRICITY’s ability to perform, MOTRICITY shall give immediate notice to CINGULAR and CINGULAR may elect to either: (1) Terminate the affected Order(s) or any part thereof, (2) suspend the affected Order(s) or any part for the duration of the Force Majeure condition, with the option to obtain elsewhere Materials and Services to be furnished under such Order(s) and deduct from any commitment under such Order(s) the quantity of the Materials and Services obtained or for which commitments have been made elsewhere or (3) resume performance under such Order(s) once the Force Majeure condition ceases, with an option in CINGULAR to extend any affected Delivery Date or performance date up to the length of time the Force Majeure condition endured. Unless CINGULAR gives written notice within thirty (30) days after being notified of the Force Majeure condition, option (2) shall be deemed selected.

3.13 Governing Law

THIS AGREEMENT AND PERFORMANCE HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF GEORGIA EXCLUSIVE OF ITS CHOICE OF LAWS PROVISIONS.

3.14 Indemnity

MOTRICITY agrees to defend, indemnify and hold CINGULAR harmless from any and all liabilities, causes of action, lawsuits, penalties, claims or demands (including the costs, expenses and reasonable attorneys’ fees on account thereof) that may be made by:

a.	Anyone for injuries of any kind, including but not limited to personal injury, death, property damage and theft, resulting from MOTRICITY’s negligent or willful acts or omissions or those of persons furnished by MOTRICITY, its agents or subcontractors, or resulting from the use of MOTRICITY’s Goods furnished hereunder or resulting from MOTRICITY’s failure to perform its obligations hereunder. The indemnity covers, but is not limited to, claims of any alleged defect or shortcoming in the design, testing, manufacture, functioning, or use of the Goods, and claims based or including alleged failure to adequately or accurately describe or warn about risks of potential injury due to product design, testing, manufacture, functioning, or use of Goods. This indemnity covers all claims brought under common law or statute, including but not limited to strict tort liability, strict products liability, negligence, misrepresentation, or breach of warranty.

b.	Any of either MOTRICITY’s, its agent’s or subcontractor’s employees or former employees for which MOTRICITY’s, its agents’ or subcontractors’ liability to such employee or former employee would otherwise be subject to payments under the Workers’ Compensation laws or an Employer’s Liability policy, premises liability principles or any other law or form of legal duty or obligation; and

c.	Either MOTRICITY’s, its agent’s or subcontractor’s employees or former employees at MOTRICITY’s job site, for any and all claims arising out of the employment relationship with respect to performing under this Agreement. This includes, but is not limited to employment discrimination charges and actions arising under Title VII of The Civil rights Act of 1964, as amended; The Equal pay Act; The Age Discrimination in Employment Act; as amended; The Rehabilitation Act; The Americans with Disabilities Act; The Fair Labor Standards Act; The National Labor Relations Act; and any other applicable law.

MOTRICITY, at its own expense, shall defend CINGULAR, at CINGULAR’s request, against any such liability, cause of action, penalty, claim, demand, administrative proceeding or lawsuit, including any in which CINGULAR is named as an “employer” or “joint employer” with MOTRICITY. MOTRICITY shall have the right to control and direct the defense of any such action. CINGULAR shall notify MOTRICITY promptly of any written claims or demands against CINGULAR for which MOTRICITY is responsible hereunder.

CINGULAR agrees to notify MOTRICITY within a reasonable time of any written claims or demands against CINGULAR for which MOTRICITY is responsible. MOTRICITY shall also (1) keep CINGULAR fully informed as to the progress of such defense, and (2) afford CINGULAR, at its own expense, an opportunity to participate with MOTRICITY in the defense or settlement of any such claim.

The foregoing indemnity shall be in addition to any other indemnity obligations of MOTRICITY set forth in this Agreement.

3.15 Information

a.	Any Information furnished by one party to the other party in connection with this Agreement shall remain the disclosing party’s property. Unless such Information was (i) previously known to the receiving party free of any obligation to keep it confidential, (ii) has been or is subsequently made public by the disclosing party or a third party, without violating a confidentiality obligation, or (iii) was independently developed by the receiving party without the use of the disclosing party’s Information, it shall be kept confidential by the receiving party. The receiving party shall use the same degree of care to prevent the unauthorized disclosure of the disclosing party’s Information as the receiving party uses to protect its own Information,, but no less than reasonable care. The receiving party shall use the Information of the disclosing party only in performing under this Agreement, and not for other purposes except as may be agreed upon between MOTRICITY and CINGULAR in writing. The receiving party is granted no rights or license to Information of the disclosing party except as otherwise provided herein. All copies of such Information, in written, graphic or other tangible form, shall be returned to the disclosing party upon the earlier of (i) the disclosing party’s request or (ii) upon Termination, Cancellation, or expiration of this Agreement.

b.	MOTRICITY understands and agrees that any and all field trial results prepared by CINGULAR are and shall remain the property of CINGULAR and are hereby considered CINGULAR’s proprietary Information. Therefore, it shall be CINGULAR’s option, in its sole discretion, to furnish MOTRICITY copies of such documents or to discuss such documents with MOTRICITY. MOTRICITY’s use of field trial reports furnished by CINGULAR shall be governed by the Publicity section in addition to the provisions contained in this section, Information.

c.

The receiving party may disclose Information of the disclosing party as required to comply with binding orders of governmental entities that have jurisdiction over it or as otherwise required by law, provided that the receiving party (i) gives the disclosing party reasonable written notice to allow the disclosing party to seek a protective order or other appropriate remedy (except to the extent the receiving party’s compliance with the foregoing would cause it to violate a court order or other legal requirement), (ii) discloses only such information as is required by the governmental entity or otherwise required by law, and (iii) and uses commercially reasonable efforts to obtain confidential treatment for any Information so disclosed.

d.	The parties further acknowledge that irreparable injury and damage will result from unauthorized disclosure of Information and from uses of Information other than as provided herein, and monetary damages may not be sufficient remedy for unauthorized disclosure of Information. Therefore, the disclosing party shall be entitled to such injunctive or equitable relief as may be deemed proper by a court of competent jurisdiction, in addition to any other rights or remedies available to it at law, in equity, or by statute.

3.16 Infringement

a.	MOTRICITY

(i) MOTRICITY agrees to indemnify and hold CINGULAR harmless from and against any Liability, (including increased damages for willful infringement) that may result by reason of any infringement, or claim of infringement, of any trade secret, patent, trademark, copyright, or other proprietary interest of any third party based on the normal use or installation of any Material or Services furnished to CINGULAR, except to the extent that such claim arises from MOTRICITY’s compliance with CINGULAR’s detailed instructions. Such exception will not, however, include any infringement or claim of infringement based upon:

1.	products, software, or documentation which are available on the open market; or

2.	products, software, or documentation of MOTRICITY’s origin, design or selection.

(ii) MOTRICITY represents and warrants that it has made reasonable independent investigation to determine the legality of its right to sell or license the Material or provide Services as specified in this Agreement.

(iii) If an injunction or order is obtained against CINGULAR’s use of any Material or Service, or, if, in MOTRICITY’s opinion, any Material or Service is likely to become the subject of a claim of infringement, MOTRICITY will, at its expense:

1.	Procure for CINGULAR the right to continue using the Material or Service; or

2.	After consultation with CINGULAR, replace or modify the Material or Service to make it a substantially similar, functionally equivalent, non-infringing Material or Service.

(iv) If the Material or Service is purchased or licensed and neither (a) or (b) above is possible, in addition to CINGULAR’s other rights, CINGULAR may Cancel the applicable Order and require MOTRICITY to remove, or cause the removal and/or return of, such Material or Service from CINGULAR’s location and refund any charges paid by CINGULAR.

(v) In no event will CINGULAR be liable to MOTRICITY for any charges after the date that CINGULAR no longer uses any Material or Service because of actual or claimed infringement.

(vi) MOTRICITY agrees to defend or settle, at its own expense, any action or suit for which it is responsible under this section. CINGULAR agrees to notify MOTRICITY promptly of any claim of infringement and cooperate in every reasonable way to facilitate the defense. MOTRICITY shall afford CINGULAR, at its own expense, an opportunity to participate on an equal basis with MOTRICITY in the defense or settlement of any such claim.

b.	CINGULAR

(i) CINGULAR agrees to indemnify and hold MOTRICITY harmless from any and all Liabilities, causes of action, lawsuits, penalties, claims or demands (including the costs, expenses and reasonable attorneys’ fees on account thereof) that the Content (1) infringes (including increased damages for willful infringement) on any third party’s Intellectual Property Rights; (2) violates any other third party rights; (3) violates any applicable Law; or (4) contains material that is libelous, defamatory, private, obscene, or pornographic.

(ii) CINGULAR agrees to defend or settle, at its own expense, any action or suit for which it is responsible under this section. MOTRICITY agrees to notify CINGULAR promptly of any claim of for which indemnification is sought hereunder, and cooperate in every reasonable way to facilitate the defense. CINGULAR shall afford MOTRICITY, at its own expense, an opportunity to participate on an equal basis with CINGULAR in the defense or settlement of any such claim.

3.17 Insurance

Supplier shall maintain Insurance requirements provided in Appendix 7.0 commensurate with the Services performed.

3.18 Intellectual Property

a.	Pre-Existing Materials. Except as provided for herein, each party will retain all Intellectual Property Rights in any Pre-Existing Materials.

b.	Ownership of Works. Unless otherwise agreed by the Parties in the context of a specific Statement of Work, Motricity shall own all Intellectual Property Rights to all Works arising from deliverables. Cingular also agrees not to assert any moral rights under applicable copyright law with regard to such Works.

c.	In the event the Parties agree in writing to transfer the Intellectual Property Rights in Works created by Motricity for Cingular pursuant to a Statement of Work, such Works shall be works made for hire for Cingular, and, to the extent a Work does not qualify as a work made for hire for Cingular under applicable law, Motricity hereby assigns to Cingular all ownership of the Work, whether now existing or to be later developed and agrees to take all further steps deemed necessary or desirable by Cingular to evidence or perfect such assignment. Motricity also agrees not to assert any moral rights under applicable copyright law with regard to such Works. Motricity hereby represents and warrants that it has agreements in place with all employees to ensure that all Intellectual Property Rights in the works or inventions of such employees created pursuant to this Agreement will be transferred to Cingular as required hereunder.

d.	Third Party Feature Work. In the event Cingular requests Motricity to provide Services and the Parties cannot agree on terms for the delivery of such Services, Cingular will have the right to have a third party provide Services (subject to approval by Motricity, not to be unreasonably withheld) and Motricity shall cooperate with and provide reasonable support to a qualified third party developer to assist in such development. Cingular shall pay Motricity for such cooperation and support on a time and materials basis according to the rates provided in Exhibit C. Motricity acknowledges that “cooperation” and “reasonable support” for such third party developers may include providing access to or creating technical documentation and application programming interfaces (“APIs”) to the extent necessary. Cingular will require any such third party developer to sign a non-disclosure agreement, prior to such third party developer providing any Services, that protects Motricity Proprietary Materials and Information no less rigorously than the Nondisclosure Agreement.

e.	General Skills. Motricity will be free to use its general knowledge, skills and experience within the scope of its business that are used or developed pursuant to this Agreement.

3.19 Ownership of Work Product

“Custom Applications” mean software applications developed by MOTRICITY exclusively for CINGULAR which are not derivatives of any of existing Software. A derivative of Software is any computer program that is either (i) based upon underlying Software, or (ii) an add-on module, expansion module, upgrade, or other computer program the principle purpose of which is to make additional features available for users of the Software, either case where such computer program would be an infringement if created without the authorization of MOTRICITY. Software defined as Custom Applications and all future Custom Applications will be solely owned by CINGULAR. Other terms and conditions governing Custom Applications will be set forth in a Statement of Work that provides for the development of such Custom Applications and which incorporates the terms and conditions of this Agreement.

“Joint Applications” are software applications developed by MOTRICITY for CINGULAR where the Joint Application is a derivative of the existing MOTRICITY Software. Any development of Joint Applications must be specified, documented in a Statement of Work and agreed upon in writing by both parties prior to commencement of work. Joint Applications may be owned by MOTRICITY or CINGULAR or jointly and licensed to either party, as the parties may agree in the applicable Statement of Work.

Without limiting the foregoing, CINGULAR and MOTRICITY agree that the “Fuel Platform” and any modifications and derivatives thereof shall be the sole property of MOTRICITY. Further, all software applications developed by MOTRICITY pursuant to or in connection with the Statement of Work, attached hereto as Appendix 1.3, including, but not limited to, the Storefront described therein, shall not constitute “Custom Applications” and such applications shall be solely owned by MOTRICITY.

3.20 Invoicing and Payment

a.	For the provision of the Storefront, Cingular shall pay to MOTRICITY a revenue share as provided in Appendix 1.1. Cingular will ensure that its billing provider (QPASS) will pay Motricity such revenue share within forty-five (45) calendar days of the last day of each month in which the Total Gross Revenue as defined in Appendix 1.1) was received.

b.	For invoices and payments other than the monthly revenue share, except as otherwise specified in an SOW, MOTRICITY shall render an invoice in duplicate promptly after the Delivery and Acceptance of Materials or performance of Services. The invoice shall specify in detail (1) quantities of each ordered item, (2) unit prices of each ordered item, (3) whether the item is taxable and the amount of tax per item, (4) item and commodity codes, (5) total amounts for each item, (6) total amount of applicable sales or use taxes, (7) discounts, (8) total amount due, and (9) software right-to-use fees as either “application” or “operational.” CINGULAR shall pay MOTRICITY in accordance with the prices set forth in this Agreement within forty-five (45) days of the date of receipt of the invoice. Payment for shortages, or Materials or Services not conforming to the Specifications, and portions of any invoice in dispute, may be withheld by CINGULAR until such problem has been resolved. If CINGULAR disputes any invoice rendered or amount paid, CINGULAR shall so notify MOTRICITY. The parties shall use their best efforts to resolve such dispute expeditiously. Invoices received by CINGULAR more than one (1) year after the provision of Materials or performance of Services are untimely and CINGULAR shall have no obligation to pay such invoices. Notwithstanding the foregoing, payment for any SOW for custom development services shall be subject to the Revenue Share Rider provided in Exhibit B.

c.	All claims for money due or to become due from CINGULAR will be subject to deduction by CINGULAR for any setoff counterclaim for money due or to become due from MOTRICITY, whether under this Agreement or otherwise. Any amount due to CINGULAR that is not so applied against MOTRICITY’s invoices for any reason shall be paid to CINGULAR by MOTRICITY within thirty (30) days after written demand by CINGULAR.

d.	If an Order or an Appendix specifies that MOTRICITY may submit invoices for progress payments prior to Acceptance, MOTRICITY is permitted to submit invoices at the end of each month and CINGULAR will make progress payments to the MOTRICITY at thirty (30) day intervals. Such progress payments shall not exceed ninety percent (90%) of satisfactorily completed work at the time of billing, as determined by CINGULAR. MOTRICITY agrees to use such progress payments for expenses incurred for Services or Material used in performance of the Work Order for CINGULAR.

e.	MOTRICITY agrees to accept standard, commercial methods of payment and evidence of payment obligation including, but not limited to CINGULAR’s purchase orders and electronic fund transfers in connection with the purchase of the Materials and Services.

f.

CINGULAR, through its billing vendor, shall pay MOTRICITY on thirty day (monthly) cycle within 45 days after Cingular receipt and confirmation of invoice from Cingular’s billing services vendor (QPass) (e.g. April billing cycle potentially received by Cingular on May 5th, confirmed on May 10th, payment sent by Cingular by approximately June 15th.) Cingular will make every effort to ensure payment is made no later than 60 days after the end of the billing period.

3.21 Licenses and Patents

a.	During the term of this Agreement, CINGULAR grants to MOTRICITY a nontransferable, nonexclusive, royalty-free license to the Content for the use, preparation, sale, distribution and delivery of such Content as anticipated by the terms of this Agreement. MOTRICITY shall have no ownership or other rights in the Content, including all updates, upgrades, modifications, enhancements, improvements and derivative works thereof and thereto, and any and all Intellectual Property Rights embodied in such Content shall remain exclusively with CINGULAR and its licensors. Except for the foregoing, no licenses express or implied, under any patents, copyrights, trademarks, or other Intellectual Property Rights are granted by CINGULAR to MOTRICITY under this Agreement.

b.	CINGULAR shall be responsible for reviewing and approving all Content provided to MOTRICITY under this Agreement. CINGULAR shall promptly notify MOTRICITY in writing if any Content does not meet with CINGULAR’s approval. If CINGULAR does not notify MOTRICITY that any Content is not approved by CINGULAR, such Content shall be deemed approved. Upon notice to MOTRICITY that Content does not meet with CINGULAR’s approval, MOTRICITY shall not use such Content with the Services, or if such Content is already used with the Services, MOTRICITY shall use commercially reasonable efforts to remove any such Content from the Services.

3.22 Limitation of Liability

Except for obligations under Sections 3.15 (Confidentiality) and 3.16 (Infringement), neither party will not be liable for consequential, incidental, special, or punitive damages, or for loss of revenue or profit in connection with the performance or failure to perform this Agreement regardless of whether such liability arises from breach of contract, tort, or any other theory of liability.

3.23 Liquidated Damages

MOTRICITY recognizes the importance of meeting Delivery Dates and agrees to the following liquidated damage provisions and procedures:

a.	Upon discovery of information indicating a reasonable certainty that Materials and/or Services will not be completed before the scheduled Delivery Date, MOTRICITY shall notify CINGULAR and provide information relating to the estimated length of delay. The parties shall work jointly toward resolution of a plan to resolve the delayed Delivery. If the parties reach agreement on an extended Delivery Date and MOTRICITY fails to meet the extended Delivery Date, CINGULAR may (a) Cancel such Order, (b) exercise its right to recover liquidated damages as specified in Appendix 1.2, and/or (c) further extend the Delivery Date. No payments progress or otherwise, made by CINGULAR to MOTRICITY after any scheduled Delivery Date shall constitute a waiver of liquidated damages.

b.	CINGULAR agrees that MOTRICITY shall not be liable for liquidated damages for any delay which is caused by CINGULAR or any other matter outside of MOTRICITY’s Span of Control.

3.24 ***

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

3.25 Minority/Woman/Disabled Veteran-owned Business Enterprises (“MBE/WBE/DVBE”) (and Appendices)

a.	Motricity shall strive to reach goals for the participation of M/WBE and DVBE firms as follows: *** These goals apply to all annual expenditures by any entity pursuant to this Agreement with Supplier.

b.	Supplier MBE/WBE/DVBE participation may be achieved through cost of goods content, contract specific subcontracting or the use of value-added resellers. The participation levels identified above will be renegotiated to comply with any regulatory requirements imposed on CINGULAR.

c.	Attached hereto and incorporated herein as Appendix 4.12(a) is Supplier’s completed Participation Plan outlining its M/WBE-DVBE goals and specific and detailed plans to achieve those goals. Supplier will submit an updated Participation Plan annually by the first week in January. Supplier will submit M/WBE-DVBE Results Reports quarterly by the end of the first week following the close of each quarter, using the form attached hereto and incorporated herein as Appendix 4.12(b). Participation Plans and Results Reports will be submitted to the Prime Supplier Results Manager.

3.26 Non-Exclusive Market

It is expressly understood and agreed that this Agreement does not grant MOTRICITY an exclusive privilege to provide to CINGULAR any or all Material and Services of the type described in this Agreement, nor requires CINGULAR to purchase or license any Materials or Services. It is, therefore, understood that CINGULAR may contract with other manufacturers and suppliers for the procurement or trial of comparable Materials and Services and that CINGULAR may itself perform the Services described here.

3.27 Non-solicitation

Each party agrees not to solicit during the term of this Agreement and for six (6) months thereafter the other party’s personnel, employees or contractors, for employment, without the prior written consent of such party. Notwithstanding the foregoing, each party shall be free to solicit potential employees through solicitations and advertisements in general circulations

3.28 Notices

Except as otherwise provided in this Agreement, or an applicable Order, all notices or other communications hereunder shall be deemed to have been duly given when made in writing and either 1) delivered in person, or 2) when received, if provided by an overnight or similar delivery service, or 3) when received, if deposited in the United States Mail, postage prepaid, return receipt requested, and addressed as follows:

To:	Motricity, Inc.
2800 Meridian Parkway, Suite 150
Durham, NC 27713
Attn: ***

To:	Cingular Wireless, LLC
5565 Glenridge Connector
Atlanta GA, 30342
Attn.: ***

cc:	Cingular Wireless, LLC
5565 Glenridge Connector
Atlanta GA, 30342
Attn.: General Counsel

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

The address to which notices or communications may be given by either party may be changed by written notice given by such party to the other pursuant to this paragraph entitled “Notices”.

3.30 Price

Material and Services shall be furnished by MOTRICITY in accordance with the prices set forth in Appendix 1.1, attached hereto and made a part hereof, or pursuant to prices for such Material and Services as provided in any Statement of Work. The prices in Appendix 1.1 are not subject to increase during the “initial term” of this Agreement.

3.31 Professional Services

In the event that Cingular requests, in its sole discretion, that Motricity perform any development, customization, installation, conversion, integration, training or other services by Motricity, Cingular will memorialize such request in a Service Request. Cingular will use the Standard Project Service Request substantially in the form of Exhibit A. All Standard Project Service Requests must be signed by duly authorized representatives of each party. In the event that Motricity elects to perform such services, the parties will draft a Statement of Work based on the Service Request. Upon signature by duly authorized representatives of both Parties, Motricity will provide Services pursuant to the terms and conditions provided for in this Agreement and as set forth in the applicable Statement of Work. A separate Service Request and Statement of Work will be required for each project, assignment or task requested by Cingular.

3.32 Professional Services Non-Performance Compensation

In the event of its failure to deliver a deliverable for Professional Services, as described in Section 3.31, on time, Motricity agrees to pay amounts described in this Section 3.31 as liquidated damages sustained by Cingular (“Professional Services Non Performance Compensation”). The parties acknowledge that the Professional Services Non Performance Compensation shall not be construed as an unenforceable penalty clause. Motricity agrees to credit the Professional Services Non-Performance Compensation against future payments due Motricity by Cingular. In the event no payments are due Motricity by Cingular within six (6) months of the end of the month that Non-Performance Compensation accrued, Motricity shall promptly pay Cingular the Professional Services Non-Performance Compensation as a cash refund.

Unless otherwise agreed to in a Statement of Work, the following table expresses the default schedule of Professional Services Non-Performance Compensation applicable to each SOW:

Week of Delay	Professional Services Non-Performance Compensation

First 4 Weeks	***

Week 5	***

Weeks 6-8:	***

Week 9	***

The foregoing percentages shall be cumulative. For example, ***

For the purposes of interpreting this table, a “Week” shall mean a period of seven (7) consecutive calendar days beginning the day after the date a deliverable should have been delivered. In the event that the period of non performance or late performance includes less than seven (7) calendar days (“Non-Week Days”), the Professional Services Non-Performance Compensation for such Non-Week Days shall be prorated based upon the number of Non-Week Days and the applicable percentage in the table above. For example, if Motricity’ performance of a deliverable were to extend ten (10) days beyond the Delivery date, the Professional Services Non-Performance Compensation would be two and six-sevenths percent (2 6/7%) of the Service fee associated with that deliverable.

In no case will the aggregated Professional Services Non-Performance Compensation exceed *** of the fees for the delayed deliverable as stated in the chart above. Cingular will not assess Professional Services Non-Performance Compensation to the extent delays or non-performance is caused by entities or factors for that are not within Motricity’s Span of Control under a specific SOW. Penalties will not be enforced if any of the following situations occur:

Cingular does not meet sign-off date(s) specified in each SOW

Cingular does not provide requirements or other inputs by date(s) specified in each SOW

Slippage outside of Motricity’s Span of Control.

3.33 Publicity

Neither party shall use the other party’s name or any language, pictures, or symbols which could, in the other party’s judgment, imply the other party’s identity or endorsement by the other party or any of its employees in any (a) written, electronic, or oral advertising or presentation or (b) brochure, newsletter, book, electronic database, or other written material of whatever nature, without the other party’s prior written consent (hereafter “publicity matters”). Each party will submit to the other party for written approval, prior to publication, all publicity matters that mention or display the other party’s name and/or marks or contain language from which a connection to said name and/or marks may be inferred or implied.

Furthermore, neither party grants any license, express or implied, to the other party for any trademark, patent, copyright, trade secret or any other intellectual property or applications therefore which is now or may hereafter be owned by the other party or any Affiliate of the other party.

Notwithstanding the foregoing, MOTRICITY may include the CINGULAR in a MOTRICITY customer list, such that CINGULAR’s name with or without logo is no more prominent than any other MOTRICITY customer.

3.34 Records and Audits

a.	MOTRICITY agrees that it will:

i. Maintain complete and accurate records related to the Material and Services provided by MOTRICITY to CINGULAR, including records of all amounts billable to and payments made by CINGULAR in accordance with generally accepted accounting principles and practices, uniformly and consistently applied in a format that will permit audit;

ii. Retain such records and reasonable billing detail for a period of at least three (3) years from the date of final payment for Materials and Services;

iii. Provide reasonable supporting documentation to CINGULAR concerning any disputed invoice amount within thirty (30) calendar days after receipt of written notification of such dispute; and

iv. Permit CINGULAR and its authorized representatives to inspect and audit during normal business hours the charges invoiced to CINGULAR. Should CINGULAR request an audit, MOTRICITY will make available any pertinent records and files to CINGULAR during normal business hours at no additional charge.

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

b.	CINGULAR agrees that it will:

a.	Maintain complete and accurate records from its own and any third party billing systems only as related to the revenue share provided in Appendix 1.1 in accordance with generally accepted accounting principles and practices, uniformly and consistently applied in a format that will permit audit;

b.	Retain such records and reasonable billing detail for a period of at least three (3) years from the date of final payment hereunder;

c.	Provide reasonable supporting documentation to MOTRICITY concerning any disputed amounts within thirty (30) calendar days after receipt of written notification of such dispute; and

d.	Permit MOTRIICTY and its authorized representatives to inspect and audit during normal business hours CINGULAR’s and any third party billing systems related to the revenue share. Should MOTRICITY request an audit, CINGULAR will make available any pertinent records and files to MOTRICITY during normal business hours at no additional charge.

3.35 Severability

If any provision or any part of provision of this Agreement shall be invalid or unenforceable, such invalidity or non-enforceability shall not invalidate or render unenforceable any other portion of this Agreement. The entire Agreement will be construed as if it did not contain the particular invalid or unenforceable provision(s) and the rights and obligations of the MOTRICITY and CINGULAR will be construed and enforced accordingly.

3.36 Survival of Obligations

Obligations and rights in connection with this Agreement which by their nature would continue beyond the Termination, Cancellation or expiration of this Agreement, including those in the sections entitled “Compliance With Laws,” “Infringement,” “Indemnity,” “Publicity,” “Severability,” “Information,” “Intellectual Property” (excluding Section 3.18 (d)), “Ownership of Work Product,” “Limitation of Liability,” “Non-solicitation,” “Independent Contractor,” “Records and Audits,’ and “Warranty and Rebates” (Sections 3.38(a), (c), and (e) only), will survive the Termination, Cancellation, or expiration of this Agreement.

3.37 Taxes

a.	MOTRICITY may invoice CINGULAR the amount of any federal excise taxes or state or local sales taxes imposed upon the sale of Material or provision of Services as separate items, if applicable, listing the taxing jurisdiction imposing the tax. Installation, labor and other non-taxable charges must be separately stated. CINGULAR agrees to pay all applicable taxes to MOTRICITY which are stated on and at the time the Material or Service invoice is submitted by MOTRICITY. MOTRICITY agrees to remit taxes to the appropriate taxing authorities.

b.	MOTRICITY agrees to pay, and to hold CINGULAR harmless from and against, any penalty, interest, additional tax, or other charge that may be levied or assessed as a result of the delay or failure of MOTRICITY, for any reason, to pay any tax or file any return or information required by law, rule or regulation or by this Agreement to be paid or filed by MOTRICITY. MOTRICITY agrees to pay and to hold CINGULAR harmless from and against any penalty or sanction assessed as a result of MOTRICITY doing business with any country subject to U.S. trade restrictions.

c.

Following the issuance of an Order, MOTRICITY shall within twenty (20) days (but in no event later than two (2) weeks before commencement of work under the applicable Order) present CINGULAR a schedule of taxes and fees that MOTRICITY proposes to collect from CINGULAR. Upon CINGULAR’s request, the parties shall consult with respect to the basis and rates upon which MOTRICITY shall pay any taxes or fees for which CINGULAR is obligated to reimburse MOTRICITY under this Agreement. If CINGULAR determines that in its opinion any such taxes or fees are not payable or should be paid on a basis less than the full price or at rates less than the full tax rate, MOTRICITY shall make payment in accordance with such determinations and CINGULAR shall be responsible for such determinations. If collection is sought by the taxing authority for a greater amount of taxes than that so determined by CINGULAR, MOTRICITY shall promptly notify CINGULAR. MOTRICITY shall cooperate with CINGULAR in contesting such determination, but CINGULAR shall be responsible and shall reimburse MOTRICITY for any tax, interest, or penalty in excess of its determination. If CINGULAR desires to contest such collection, CINGULAR shall promptly notify MOTRICITY. If CINGULAR determines that in its opinion it has reimbursed MOTRICITY for sales or use taxes in excess of the amount which CINGULAR is obligated to reimburse MOTRICITY, CINGULAR and MOTRICITY shall consult to determine the appropriate method of recovery of such excess reimbursements. MOTRICITY shall credit any excess reimbursements against tax reimbursements or other payments due from CINGULAR if and to the extent MOTRICITY can make corresponding adjustments to its payments to the relevant tax authority. At CINGULAR’s request, MOTRICITY shall timely file any claims for refund and any other documents required to recover any other excess reimbursements, and shall promptly remit to CINGULAR all such refunds (and interest) received.

d.	If any taxing authority advises MOTRICITY that it intends to audit MOTRICITY with respect to any taxes for which CINGULAR is obligated to reimburse MOTRICITY under this agreement, MOTRICITY shall (1) promptly so notify CINGULAR, (2) afford CINGULAR an opportunity to participate on an equal basis with MOTRICITY in such audit with respect to such taxes and (3) keep CINGULAR fully informed as to the progress of such audit. Each party shall bear its own expenses with respect to any such audit, and the responsibility for any additional tax, penalty or interest resulting from such audit shall be determined in accordance with the applicable provisions of this Section. MOTRICITY’s failure to comply with the notification requirements of this section shall relieve CINGULAR of its responsibility to reimburse MOTRICITY for taxes only if MOTRICITY’s failure materially prejudiced CINGULAR’s ability to contest imposition or assessment of those taxes.

e.	In addition to its rights under subparagraph (d) above with respect to any tax or tax controversy covered by this Tax Section, CINGULAR will be entitled to contest, pursuant to applicable law and tariffs, and at its own expense, any tax previously billed that it is ultimately obligated to pay. CINGULAR will be entitled to the benefit of any refund or recovery of amounts that it had previously paid resulting from such a contest. MOTRICITY will cooperate in any such contest, provided that all costs and expenses incurred in obtaining a refund or credit for CINGULAR shall be paid by CINGULAR.

f.	If either party is audited by a taxing authority or other governmental entity, the other party agrees to reasonably cooperate with the party being audited in order to respond to any audit inquiries in an appropriate and timely manner, so that the audit and any resulting controversy may be resolved expeditiously.

3.38 Warranty and Rebates

a.	MOTRICITY warrants to CINGULAR that Material furnished hereunder will be merchantable, free from defects in design, material and workmanship, fit and sufficient for the purposes intended by CINGULAR, free from all liens and encumbrances and will strictly conform to and perform in accordance with applicable Specifications, drawings and samples. In addition, if Material contains one or more original equipment or software manufacturer’s (“OEM”) warranties, MOTRICITY hereby represents that it has the authority to and does hereby assign such warranties to CINGULAR.

b.	MOTRICITY also warrants to CINGULAR that any Services provided hereunder will be performed in a first-class, professional manner, in strict compliance with the Specifications, and with the care, skill, and diligence, and in accordance with the applicable standards, currently recognized in supplier’s profession or industry. If MOTRICITY fails to meet applicable professional standards, MOTRICITY will, without additional compensation, promptly correct or revise any errors or deficiencies in the Services furnished hereunder.

c.

MOTRICITY represents and warrants that: there are no actions, suits, or proceedings, pending or threatened, which will have a material adverse effect on MOTRICITY’s ability to fulfill its obligations under this Agreement; it will immediately notify CINGULAR if, during the term of this Agreement, MOTRICITY becomes aware of any action, suit, or proceeding, pending or threatened, which may have a material adverse effect on MOTRICITY’s ability to fulfill the obligations under this Agreement or any Order; it has all necessary skills, rights, financial resources, and authority to enter into this Agreement and related Orders and to provide or license the Material or Services, including that the Material and Services will not infringe any patent, copyright, or other intellectual property; no consent, approval, or withholding of objection is required from any entity, including any governmental authority with respect to the entering into or the performance of this Agreement or any Order; the Material and Services will be provided free of any lien or encumbrance of any kind; it will be fully responsible and liable for all acts, omissions, and work performed by any of its representatives, including any subcontractor; that all representatives, including subcontractors, will strictly comply with the provisions specified in this Agreement; and it will comply with the terms of this Agreement or Order, including those specified in any Exhibits or Appendices thereto.

e.	If the parties have identified a system on which Software will operate, MOTRICITY warrants that Software will perform on and be compatible with such system and operate satisfactorily in the system environment specified in the applicable Order or Statement of Work. System includes the hardware, operating and application Software, interfaces, and databases that interact with such Software.

f.	MOTRICITY warrants that all Material provided to CINGULAR hereunder shall be tested prior to delivery to insure it is in strict compliance with the Specifications and that Material will not contain Harmful Code at any time. Testing will include complete regression and interaction testing and load, unit, and integration testing when applicable.

ARTICLE IV - SPECIAL CLAUSES

4.1 Access

a.	When appropriate, MOTRICITY shall have reasonable access to CINGULAR’s premises during normal business hours and at such other times as may be agreed upon by the parties in order to enable MOTRICITY to perform its obligations under this Agreement. MOTRICITY shall coordinate such access with CINGULAR’s designated representative prior to visiting such premises. MOTRICITY insures CINGULAR that only persons employed by MOTRICITY or subcontracted by MOTRICITY will be allowed to enter CINGULAR’s premises. If CINGULAR requests MOTRICITY or its subcontractor to discontinue furnishing any person provided by MOTRICITY or its subcontractor from performing work on CINGULAR’s premises, MOTRICITY shall immediately comply with such request. Such person shall leave CINGULAR’s premises promptly and MOTRICITY shall not furnish such person again to perform work on CINGULAR’s premises without CINGULAR’s written consent. The parties agree that, where required by governmental regulations, it will submit satisfactory clearance from the U.S. Department of Defense and/or other federal, state, or local authorities.

b.	CINGULAR may require MOTRICITY or its representatives, including employees and subcontractors, to exhibit identification credentials or sign a Nondisclosure Agreement which CINGULAR may issue in order to gain access to CINGULAR’s premises for the performance of Services. If, for any reason, any MOTRICITY representative is no longer performing such Services, MOTRICITY shall immediately inform CINGULAR. Notification shall be followed by the prompt delivery to CINGULAR of the identification credentials, if issued by CINGULAR, or a written statement of the reasons why said identification credentials cannot be returned.

c.	MOTRICITY shall insure that its representatives, including employees and subcontractors will, while on or off CINGULAR’s premises, perform Services which (i) conform to the Specifications, (ii) protect CINGULAR’s Material, buildings, and structures, (iii) do not interfere with CINGULAR’s business operations, and (iv) perform such Services with care and due regard for the safety, convenience, and protection of CINGULAR, its employees, and property and in full conformance with the policies specified in the CINGULAR Code of Conduct, which prohibits the possession of a weapon or an implement which can be used as a weapon.

d.	MOTRICITY shall be responsible for insuring that all persons furnished by MOTRICITY work harmoniously with all others when on CINGULAR’s premises.

4.2 Change Notices - Simple

a.	MOTRICITY agrees to notify CINGULAR, in advance, of any change to be made in the Material furnished in accordance with the Specifications, software related documentation and/or documentation that would impact upon either reliability or the form, fit or function of the Material.

b.	In order for CINGULAR to review Material changes, a minimum of thirty (30) days advance notice before installation in any end-user location will be required except for those cases where an extremely unsatisfactory condition requires immediate remedial action. The final classification of any Material change proposed by MOTRICITY will be by mutual agreement between MOTRICITY and CINGULAR.

c.	In the event that CINGULAR and MOTRICITY fail to reach agreement on any change in Material proposed by MOTRICITY, CINGULAR will have the right without penalty to Terminate any or all Orders for Material affected by such change(s) proposed or issued by CINGULAR.

4.3 Emergency Support Service

If any natural disaster or other emergency occurs whereby Material and Service provided in connection with this Agreement is damaged and such condition materially affects CINGULAR’s ability to provide services to its subscribers, MOTRICITY agrees, at CINGULAR’s request, to assist CINGULAR as provided in Appendix 1.2

4.4 Government Contract Provisions

Orders containing a notation that the Material is intended for use under government contracts shall be subject to the then current government provisions referenced in or attached to such Orders.

4.5 Independent Contractor

MOTRICITY hereby represents and warrants to CINGULAR that:

a.	MOTRICITY is engaged in an independent business and will perform all obligations under this Agreement as an independent contractor and not as the agent or employee of CINGULAR;

b.	MOTRICITY’s personnel performing Services shall be considered solely the employees of MOTRICITY and not employees or agents of CINGULAR;

c.	MOTRICITY has and retains the right to exercise full control of and supervision over the performance of the Services and full control over the employment, direction, assignment, compensation, and discharge of all personnel performing the Services;

d.	MOTRICITY is solely responsible for all matters relating to compensation and benefits of all MOTRICITY’s personnel who perform Services. This responsibility includes, but is not limited to, (1) timely payment of compensation and benefits, including, but not limited to, overtime, medical, dental, and any other benefit, and (2) all matters relating to compliance with all employer obligations to withhold employee taxes, pay employee and employer taxes, and file payroll tax returns and information returns under local, state, and federal income tax laws, unemployment compensation insurance and state disability insurance tax laws, and social security and Medicare tax laws, and all other payroll tax laws or similar laws (all collectively hereinafter referred to as “payroll tax obligations”) with respect to all MOTRICITY personnel providing Services.

e.	MOTRICITY will indemnify, defend, and hold CINGULAR harmless from all Liabilities, costs, expenses, and claims related to MOTRICITY’s failure to comply with the immediately preceding paragraph.

4.6 Insignia

Upon CINGULAR’s written request, certain of CINGULAR’s trademarks, trade names, insignia, symbols, decorative designs, or other similar items (hereinafter “Insignia”), shall be properly affixed by MOTRICITY to the Material furnished at no additional cost to CINGULAR. Such Insignia shall not be affixed, used, or otherwise displayed on the Material without CINGULAR’s written approval. The manner in which such Insignia will be affixed must be approved in writing by CINGULAR.

MOTRICITY agrees to remove, at no additional cost to CINGULAR, all Insignia from Material not meeting CINGULAR’s requirements. MOTRICITY agrees to indemnify, defend, and hold CINGULAR harmless from any Liability in connection with MOTRICITY’s failure to remove such Insignia. This section will in no way alter or modify MOTRICITY’s obligations under this Agreement regarding protection of CINGULAR’s confidential Information.

4.7 Non-Intervention

In connection with the provision of Material and Services by MOTRICITY to CINGULAR, MOTRICITY agrees not to influence – directly or indirectly – any regulatory, legislative, or judicial body so as to prevent, or delay the offering of Materials or Services by CINGULAR which utilize the Material or Services supplied by MOTRICITY.

4.8 Overdependence of MOTRICITY

MOTRICITY warrants to CINGULAR that as of the effective date of this Agreement MOTRICITY has (1) no contractual obligations which would adversely affect MOTRICITY’s capabilities to perform under this Agreement, (2) is not involved in any litigation which would adversely affect MOTRICITY’s ability to perform under this Agreement, and (3) has all professional licenses which are required to perform under this Agreement.

Accordingly, and because CINGULAR has no way of ascertaining MOTRICITY’s dependency on CINGULAR for revenues from sales in proportion to revenues from MOTRICITY’s other customers, and in order to protect CINGULAR from a situation in which MOTRICITY is overly dependent upon CINGULAR for said sales, MOTRICITY agrees to release and hold harmless CINGULAR from any and all claims and liabilities relating to MOTRICITY’s financial stability, which may result from CINGULAR’s termination of any Order placed under this Agreement, and/or CINGULAR’s reduced purchases hereunder, for any reason whatsoever.

4.9 Releases Void

Neither party shall require waivers or releases of any personnel or other representatives of the other in connection with visits to its premises, nor shall no such releases or waivers be pleaded by either party in any action or proceeding.

4.10 Statement(s) of Work and Form of Order(s)

This Agreement contemplates the future execution by CINGULAR and MOTRICITY of one or more written Order(s) or Statement(s) of Work. Both parties shall execute each Order(s) and/or SOW(s) and the terms of the Agreement will govern the Order(s) and/or SOW(s).

4.11 Strategic Technology Partnership

As part of this Agreement, CINGULAR and MOTRICITY shall establish a Strategic Technology Partnership with the primary goal of providing a formal technology information exchange process. This process shall be driven by an executive-level review committee that shall meet periodically (no less than twice each year) to review key technology initiatives that could have potential impact on CINGULAR’s technology strategy and future buying decisions. The process shall also be supported by the on-going exchange of key information in areas such as standards initiatives, product changes and customer requirements as defined by CINGULAR.

4.12 Technical Support

MOTRICITY will provide full and complete technical assistance to CINGULAR for the Materials and Services covered by this Agreement as provided in Appendix 1.2.

4.13 Work Done By Others

If any part of MOTRICITY’s work is dependent upon services performed by others, MOTRICITY shall inspect and promptly report to CINGULAR any defect that renders such other services unsuitable for MOTRICITY’s proper performance. MOTRICITY’s silence shall constitute approval of such other services as fit, proper and suitable for MOTRICITY’s performance of its work. All obligations hereunder and to any SOWs shall remain in full force and effect with respect to any subcontracted parties.

ARTICLE V – CLAUSES APPLICABLE TO SOFTWARE AND SERVICES

5.1 Computer Asset Protection Requirements

With respect to Software, MOTRICITY agrees to comply with the current issue of CINGULAR Wireless LLC’s Corporate Security Standards Technical Reference (“CSSTR”), entitled “Security Requirements for Contractual Agreements” as set forth in Appendix 3.6. This reference fully incorporates Appendix 3.6 herein. MOTRICITY agrees to cooperate fully with CINGULAR in ensuring that Software and/or computer systems MOTRICITY develops, designs, or supports under this Agreement comply with the CSSTR. MOTRICITY agrees to fully indemnify, defend at its own expense, and hold the CINGULAR harmless against any breach of the terms set forth in Appendix 3.6. [Corporate Security Standards Technical Reference to be provided at a later date]

With respect to Software or Services (other than Software Maintenance), MOTRICITY agrees to comply with the current issue of CINGULAR Wireless, LLC’s Corporate Security Standards Technical Reference (“CSSTR”), entitled “Security Requirements for System or Network Access by Vendor, Contractor and MOTRICITY Personnel” as set forth in Appendix 3.6 which is attached hereto and fully incorporated herein by this reference. The word “MOTRICITY” used in Appendix 3.6 shall mean MOTRICITY. MOTRICITY agrees that all of its personnel having access to CINGULAR’s systems will be covered on the contents of the CSSTR and will sign the certification provided to that effect. Failure of any personnel to sign the certification may be grounds for CINGULAR refusing to allow that individual system access. MOTRICITY agrees to fully indemnify, defend at its own expense, and hold CINGULAR harmless against any breach of the terms set forth in the CSSTR.

5.2 Documentation

MOTRICITY shall furnish, at no additional charge to CINGULAR, Documentation for each copy of Software delivered hereunder, including any and all succeeding changes thereto, and Documentation for Fixes, Upgrades and Enhancements. This documentation will be of sufficient depth such that MOTRICITY hereby grants to CINGULAR for the term of this Agreement a, paid-up, non-exclusive, world-wide, non-transferable right and license for Users to use, execute, modify, reproduce, publicly display, and publicly perform the Documentation.

5.3 Fixes, Upgrades and Enhancements

MOTRICITY shall be responsible for performing Fixes, Upgrades and Enhancements to the Software as more fully set out in the Statement of Work section (Appendix 1.3 “Statement of Work”).

5.4 Provisions for Software Trials and Beta Testing

From time to time, MOTRICITY may provide CINGULAR with Software and/or pre-production software known as “beta software”, on a trial basis at no charge for a mutually agreed upon period. Such trial shall be subject to the terms and conditions of the applicable SOW. CINGULAR shall not be required to issue an Order or to sign a nondisclosure agreement apart from this Agreement to conduct a trial. CINGULAR shall have no obligation to license, purchase or otherwise acquire any Software and/or beta software from MOTRICITY upon the completion of any trial.

5.5 Provisions for Source Code

Upon occurrence of any of the following events, MOTRICITY shall provide CINGULAR with the Source Code for the Software:

(i) MOTRICITY ceases to provide any support for the Storefront or such Software;

(ii) MOTRICITY ceases doing business for any reason;

(iii) MOTRICITY commits any act of bankruptcy within the meaning of the Federal, or any State Bankruptcy Act or if bankruptcy proceedings are instituted against MOTRICITY; or

(iv) Proceedings such as receivership, insolvency, reorganization, dissolution, liquidation or other similar proceedings are instituted by or against MOTRICITY.

At CINGULAR’s request and expense, MOTRICITY agrees to place such Source Code in escrow with a software custodian mutually acceptable to the parties. The Source Code will be sufficiently documented such that person(s) with expertise in the area of software development may provide support and modifications for the software within a reasonable timeframe. Further, MOTRICITY will make reasonable efforts to keep the Source Code held in escrow up to date. The Source Code will be updated with each major release of Software within 30 days of the release.

CINGULAR shall take all reasonable precautions to protect the delivered Source Code from unauthorized disclosure or use and shall only permit authorize Users having a business related reason access and use of the Source Code.

5.6 Provisions for Content Catalog

Upon occurrence of any of the following events, Motricity shall provide Cingular with the Content Catalog for the Storefront

MOTRICITY ceases to provide Software Maintenance for such Software;

MOTRICITY ceases doing business for any reason;

MOTRICITY commits any act of bankruptcy within the meaning of the Federal, or any State Bankruptcy Act or if bankruptcy proceedings are instituted against MOTRICITY; or

The relationship with Motricity terminates for any reason whatsoever.

Proceedings such as receivership, insolvency, reorganization, dissolution, liquidation or other similar proceedings are instituted by or against MOTRICITY.

Motricity agrees to take all reasonable efforts to ensure that the Content Catalog is up to date and is no older than 7 days. Further Motricity agrees to provide the content catalog in a format that is mutually agreed between Motricity and Cingular within 10 days of the request being made. “Content Catalog” shall mean the list of Content that CINGULAR provides via the Storefront, including sufficient information to identify the individual digital Content products and correlate such Content product back to its relationship on the Storefront’s taxonomy and to Subscriber purchases past and present. Provision of the Content Catalog to Cingular does not and will not confer on Cingular any rights to any of the Content listed therein.

5.7 Software Support and Maintenance

MOTRICITY shall be responsible for performing Software support and maintenance, as more fully set out in Appendix 1.2 or the applicable SOW.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives:

MOTRICITY, INC.		CINGULAR WIRELESS LLC

By:	/s/ Ryan Wuerch	By:	/s/ Stan Sigman

Name:	Ryan Wuerch	Name:	Stan Sigman

Title:	Chairman and CEO	Title:	President and CEO

Date:	7/28/2006	Date:	9/14/06

APPENDIX 1.1

MOTRICITY PRICING

***

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

APPENDIX 1.2

SERVICE LEVEL AGREEMENT

To adequately offer and support the Storefront, MOTRICITY and CINGULAR agree to the terms and conditions set forth in this SLA including but not limited to, the following areas.

•	Service availability to Subscribers.

•	Trouble identification and resolution process.

•	Ongoing support, upgrade, and change control plan for the Storefront

•	Content provider technical support process

•	Device and application testing SLA.

Definitions

Unless defined herein, all capitalized terms shall have the meanings set forth in the Agreement

Term	Definition

Availability	The percentage resulting from the following calculation: [1-(Down Time/(Total Time – Scheduled Down Time))] x 100. Availability percentages shall be expressed to two decimal points with the second decimal place rounded up or down to the nearest one-hundredth of a percentage point.

Business Hours	Monday through Friday, 8:00 am to 7:00 pm Eastern Time

Degradation	A condition in which the system functions outside the predetermined performance limits, resulting in a lower quality of service, but not including Outages.

Down Time	During a calendar month, the sum of (i) number of minutes that the Information Service experiences an Outage, plus (ii) the number of minutes that the Information Service experiences Degradation greater than ***, pro-rated according to the percentage of Degradation as described below. Down Time does not include Outages or Degradation that occur during Scheduled Maintenance.

Emergency Maintenance	Maintenance required outside the agreed-upon Scheduled Maintenance, or necessary within Scheduled Maintenance but not scheduled in advance pursuant to Section 5.

Executive Bridge	A teleconference that brings together appropriate senior and executive people to focus decisions resulting from an outage or incident in production.

Hours of Operation	24 hours a day, 7 days a week and 365 days a year.

Incident	Any Outage, Degradation, or other problem with the Information Service for which Cingular requests support in conformance with this SLA.

Incident Management Process	This facilitates incident management through the notification and escalation processes. This process alerts designated Cingular departments to Information Service-affecting incidents and provides a method by which succeeding levels of technical expertise and related management are engaged in restoration activities.

Information Service	The Storefront, which may also be referred to as the “Media Mall”

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Term	Definition

Outage	The Information Service is not available to any Subscribers.

Resolution	The permanent correction of the error, defect or condition giving rise to the Incident.

Root Cause Analysis or RCA	The process of identifying the core events that resulted in an Incident.

Scheduled Down Time	The number of minutes of Down Time incurred during Scheduled Maintenance. Scheduled Down Time does not count against the Availability requirement.

Scheduled Maintenance	The number of minutes of maintenance that is scheduled in advance. Scheduled Down Time shall occur within the Scheduled Maintenance window.

Service Impact Report (“SIR”)	The severity level assigned to an Incident based on the Incident classifications defined in section 3.5 below. SIR reflects the degree of customer impact resulting from an incident, with an SIR 1 having the greatest impact and a SIR 3 having the least.

Span of Control	Span of Control is defined as those areas of functionality that are under the direct control of a party. This includes functionality that is provided by external vendors or suppliers with whom the party has a contractual relationship.

Technical Bridge	A teleconference that brings together appropriate technical people and their immediate supervisors and managers to focus on isolating and resolving an Incident.

Total Time	The total number of minutes in a given calendar month.

Trouble Ticket	A numbered record that documents a significant event or Incident. The tracking document for an Incident or Scheduled Maintenance.

1. Service Availability For The Cingular Storefront Service Provided By Motricity

The Availability requirement for the Storefront is ***, measured on a monthly basis, over 365 days a year, 7 days a week, and 24 hours a day (the “Service Availability Metric”).

The Incident investigation process may be triggered by Topaz monitoring, user testing or at the request of Cingular based on transaction failures or alarms. Any Degradation with an impact greater than *** to Web or WAP application will be considered as partial Availability of the Storefront and a proportion of the time will be counted against the Availability calculations as described below. The Root Cause Analysis must identify any Incident to be within the Motricity’s Span of Control for it to count against reporting or SLA calculations.

Degradation percentage will be measured by Motricity by calculating the transaction impact, based on the Motricity system transaction logs, against the average hourly transaction for the same period from the previous two like periods. Cingular may verify the Motricity transaction logs using the Cingular and/or Qpass transaction logs. In the event of a dispute regarding the Degradation percentage, Cingular will provide Motricity the Cingular and/or Qpass transaction logs for a joint review to resolve the dispute. Transaction calculating will commence on or about August 31, 2006. Until transaction numbers are available, Motricity will use revenue to determine outage impact, measured by Motricity by calculating the revenue impact against the average hourly revenue for the same period from the previous like periods over the previous two weeks. Example of same period from previous like periods over the previous two weeks: if an outage occurs from 3:00am to 4:00 am on a Tuesday, the impact will be compared to the average transactions (or revenues, as applicable) for 3:00am to 4:00 am on Tuesdays for the previous two weeks.

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

The degradation severity or percentage maybe calculated separately for either WAP or WEB if needed. Down Time attributable to the Degradation will then be calculated by the degradation amount period multiplied by the average hourly transaction rate for the same period from the previous like periods over the previous two weeks. *** If the outage is either WAP or WEB only, the resulting Degradation Down Time calculations will be prorated appropriately based on the WEB or WAP percentage of total transactions. ***

For all verified Degradations, including those below the *** threshold, Motricity will provide an RCA and make all reasonable efforts to address the root cause regardless of service impact level. If Motricity encounters chronic Degradation Incidents with less then *** impact for each Degradation Incident but it results in greater then *** total drop in transactions for the entire month, as compared to the same period from the previous like periods over the previous two weeks, then *** of total minutes impacted by those Degradations will be counted against the Down Time calculations.

User requests for WAP and WEB Services shall be fulfilled in accordance to terms set out as follows. If the system does not perform within these parameters has an impact greater than ***, it will be deemed to be in a state of Degradation. Service impact could happen at any stage of the end-to-end MediaMall purchasing process, including WAP push and Content download portion that is under Motricity’s Span of Control.

For WAP page responses on the Storefront, performance response times from within the Motricity network, verified and measured via SiteScope should be no more than *** as measured on average over *** intervals. Latency issues to be triggered by Topaz monitoring with final latency determination per a mutual agreed RCA process – unless otherwise identified, Mercury SiteScope will be used to measure Motricity latency. If a WAP page does not respond within a certain period of time, or Cingular gateway receives failures, an outage or Degradation may be occurring. Degradations equal to or less than *** of WAP transactions (based on previous two similar periods) will not count against Down Time.

Performance response times from the Motricity network, verified and measured via SiteScope of no more than *** for a WEB page averaged and measured over *** increments. Performance average response times will be triggered by Topaz and confirmed by Sitescope. If a WEB page does not respond within a certain period of time, an outage or Degradation may have occurred. Degradation issues to be triggered by Topaz monitoring with final Degradation determination per a mutual agreed RCA process – unless otherwise identified, Mercury SiteScope will be used to measure Motricity Degradation. Degradations equal to or less than *** of Web transactions (based on previous two similar periods) will not count against Down Time.

For purposes of the Availability calculation, the following circumstances shall not be counted as Down Time (i.e. the Information Service shall not be considered “unavailable” under the following circumstances):

(i)	time allocated for Scheduled Maintenance within the maintenance window,

(ii)	Downtime or unavailability of the Storefront due to elements beyond MOTRICITY’s Span of Control.

(iii)	network interruptions on the Cingular side of the demarcation point that are not caused by MOTRICITY; and

(iv)	Downtime caused by interruptions that are force majeure events under the Agreement, including without limitation, acts of God, acts or omissions of civil or military authority, government regulations, embargoes, epidemics, war, terrorist acts, riots, civil commotion or civil uprisings, insurrections, fires, explosions, nuclear accidents, strikes, lockouts, power blackouts, interruptions in telecommunications or Internet services or network provider services, earthquakes, floods, hurricanes, tornadoes, volcanic actions, or other similar causes beyond MOTRICITY’s Span of Control.

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

1.1. Service Level Reporting

Motricity will provide Cingular with reporting for Availability on a monthly basis. The reports are due by the sixth (6 th) business day following the reporting period. These reports will include:

1.	Availability

2.	Degradation (To include latency measurements)

3.	Minutes of Scheduled Maintenance and any resulting Down Time

4.	Minutes of Emergency Maintenance and any resulting Down Time

5.	Total Down Time

6.	List of Incidents with date, start time, stop time and reason

7.	Traffic data for hourly intervals provided on a monthly basis or on an adhoc basis(or provide Cingular access to tool with similar data

8.	Capacity analysis and reports (quarterly)

9.	As requested, detail breakdown of transactions analysis, at 5 minute interval, after each outage

Cingular may choose to use an external tool to measure Motricity’s performance. Motricity will reasonably cooperate with Cingular to allow the proper access and connectivity such that Cingular’s external tools may be utilized.

2. Capacity Management

Forecasts of service usage are a vital part of service capacity planning and management. Motricity should use usage information received from Cingular National Service Delivery Engineering and Marketing to plan and manage the capacity on their service platform and transport facility bandwidth required to connect to Cingular network.

2.1. Forecast

Motricity will use the following Cingular design guidelines and requirements for forecasting their platform node(s) capacity and bandwidth utilization:

Motricity shall use Cingular service usage (Subscriber and MOU) forecast received from Cingular National Service Delivery Engineering and or Cingular Finance and Marketing on a quarterly basis.

Motricity will use an average of 70% processor occupancy as a trigger for growth. Maximum utilization will not exceed 80%. Once an average of 70% sustained utilization trigger is reached or if the 70% trigger is reached more than once a week, new capacity will be in place before the 80% limit is reached or 3 months, whichever is the shorter of the two.

If the bandwidth utilization average exceeds 60%, or the utilization peaks over 70% three times within any seven day period, the bandwidth capacity will be expanded. Once the average of 60% sustained bandwidth utilization trigger is reached or if the 60% trigger is reached more than once a week, new capacity will be in place before the 70% limit is reached or 3 months, whichever is the shorter of the two.

2.2. Trending Matrix

Motricity shall use actual data obtained from each service platform element to trend the capacity performance behavior of each element. A trending matrix will be provided to National Service Delivery Engineering on a monthly basis.

2.3. Build-Out Plan

Service platform and bandwidth capacity build-out ahead of anticipated growth trigger, based on trends of actual data and forecast information, is necessary in order to ensure quality of service.

Motricity will build-out capacity for service platform elements and circuits for at least six month ahead of forecasted growth.

2.4. Reports

A utilization report on all network circuits and elements will be provided to Cingular on a monthly basis. This reporting shall also include KPI reporting for that period and identified exceptions of any KPI thresholds.

Motricity shall report to Cingular NSD Engineering actual Subscriber user count and capacity utilization metrics. The report should be sent to NSD Engineering on a monthly basis.

Motricity will provide an update to the build-out plan on a monthly basis.

3. Incident Management

Cingular and Motricity collaboration and communication is a key to mutual success. All entities responsible for Information Service Availability will follow this matrix for Incident communication and Incident Management.

3.1. Patches and Fixes

Recognizing the unpredictable nature of Fixes and patch releases, to the fullest extent commercially reasonable, MOTRICITY will notify CINGULAR in writing of all such changes that will affect the use of the Storefront, at the earliest possible date prior to commercial release. Requests submitted for Fixes and patch releases will detail the Fixes and any functionality, interoperability and performance implications.

3.2. Monitoring

Motricity will monitor all functional components and all network connectivity points related to the Information Service 24 hours per day, 7 days per week, and 365 days per year. Motricity will establish 24x7x365 NOC with live personnel who are technically versed in the Storefront technology.

3.3. Trouble Tickets and Updates

Motricity will coordinate Incident isolation, testing and repair work for all Incidents that are within Motricity’s span of control. Motricity will proactively inform Cingular when an issue or condition arises that may cause potential Incidents.

3.4. Cingular Notification to Motricity

Cingular may communicate Incidents to Motricity by email or telephone at any time. In each case, Cingular will open a Trouble Ticket with information to assist in Incident Resolution and will assign an SIR to the Incident. Motricity will generate a single response by email for each Trouble Ticket regardless of Trouble Ticket receipt method. The email response from Motricity will include the information supplied to Cingular per Example A: Incident Notification or Trouble Ticket.

3.5. Motricity Notification to Cingular

In the event that Motricity identifies an Incident, Motricity is responsible for notifying Cingular within 15 minutes. Cingular shall track Incidents via a common Incident or Trouble Ticket number. Motricity shall provide a first response, first update and subsequent updates for each Incident according to time periods described in table 3.5.

3.6. Incident Classifications

A distinction will be made between the handling of issues affecting a single Subscriber and issues affecting multiple customers. Single-Subscriber issues will be reported through Cingular Customer Care. In the event of an incident affecting multiple Subscribers, Cingular will assign an initial SIR. Cingular assigns SIR based on the table below:

Service Impact Report	Description	Initial Response	Updates
SIR 1

This incident level is attained when any of the following conditions are met:

•     An Outage that affects *** or more of Subscribers

•     A recurring temporary Outage of the Information Service

•     Inability to service Subscriber Technical Support requests

•     Results are materially different from those described in the product definition, documentation and specifications

		***	*** or as requested

SIR 2

This incident level is attained when any of the following conditions are met:

•     An Outage that affects *** of the Subscriber

•     Revenue from Content should not be immediately affected.

•     Results are materially different from those described in the product definition, documentation and specifications

•     A significant Degradation, an Outage that affects *** of Subscribers of the Information Service occurs

		***	*** or as requested

SIR 3

This incident level is attained when any of the following conditions are met:

•     An outage that affects less than *** of the Subscribers

•     A network event that has no immediate impact on Subscribers or programming (by way of example, loss of redundancy).

•     A minor Degradation, affecting less than *** of Subscribers, of the Information Service delivery

•     Results that are materially different from those described in the product definition for non-essential features

		***	*** or as requested

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

3.7. Technical Bridge

During the resolution of an Incident, Cingular may establish a Technical Bridge and/or an Executive Bridge for any Incident. Motricity shall join the Technical Bridge upon *** notice from Cingular for SIR 1 issues as noted in the table below. These bridges are used for NOC-to-NOC communication, troubleshooting, triage and escalation. Unless otherwise notified by Cingular, a Technical Bridge or Executive Bridge will be established as follows:

Action	SIR 1	SIR 2	SIR 3
Technical Bridge	Immediately (within *** when reasonably possible)	*** (or sooner upon request from Cingular)	*** (or sooner upon request from Cingular)

Executive Bridge	***	***	N/A

3.8. Root Cause Analysis

Motricity will provide written assessment of the root cause of all Incidents. The preliminary assessment is due within 24 hours of Incident closure with the completed RCA within five (5) business days. Example B: Root Cause Analysis (RCA) Worksheet has the required categories and is a suggested format.

4. Change Management – Maintenance

4.1. Scheduled Maintenance/Scheduled Downtime

MOTRICITY will notify CINGULAR of all application, communications and hosting/platform related changes, maintenance and upgrades with respect to the Storefront, except for those that would clearly not impact CINGULAR in any material way. Motricity will notify Cingular by email no less than five (5) working days before a Scheduled Maintenance event. The Example C: Maintenance Request Worksheet includes the required information to request Scheduled Maintenance. Cingular will be deemed to have accepted the Motricity Scheduled Maintenance request unless Cingular responds via email at least 24 hours before the Scheduled Maintenance. Motricity will notify Cingular via email immediately prior to and after the Scheduled Maintenance is performed, or if Scheduled Maintenance is postponed or cancelled. Motricity will be available to join Technical Bridges during Scheduled Maintenance as reasonably requested by Cingular.

***

Splash Page During Maintenance - The parties will cooperate to display a “splash page” during any Scheduled Down Time or Emergency Maintenance that would otherwise result in a TCP timeout from a WAP Gateway, and during any other mutually agreed required maintenance activities requiring Subscribers’ requests to be blocked whenever reasonably technically feasible. Such a page will be presented to Subscribers of both the wired and wireless web access points, to inform them of temporary unavailability of the Services. Service of the splash page does not constitute Availability, but is categorized as either Scheduled Down Time or Down Time. Cingular will provide the static WML/xHTML Content to be displayed in the “splash page”.

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

4.2. Maintenance Window

Motricity will perform Scheduled Maintenance and Scheduled Down Time from *** However, with both parties’ written consent on an exception basis, Motricity will be allowed extended maintenance until ***. Cingular may at times request, provided such request is reasonable under the circumstances, that Motricity close a maintenance window so that Cingular can perform maintenance on its own system.

4.3. Emergency Maintenance

Should Motricity require Emergency Maintenance, Motricity will contact Cingular Operations immediately with a completed Example C: Maintenance Request Worksheet. Any Down Time resulting from Emergency Maintenance shall be included as Down Time in the Availability calculation and reports.

4.4. Holiday Network Freeze

Except for critical activities, Motricity will not conduct any maintenance activities that could impact Cingular’s services during Cingular’s holiday network freeze period, or during special promotions or events. Cingular will communicate the restrictions in advance.

5. Contacts and Hours of Operation

The following Contacts information may be updated and republished anytime by either party upon written notice to the other. Changes will not be maintained within this SLA document. Please notify Cingular of changes at: ***

Cingular	Hours of Operation	Role	Phone/Email

NSD National Operations Center	24 x 7 x 365	Incident Management and Emergency Maintenance	***

MMS External Partner Ops	8:00 am – 5:00 pm PT Monday – Friday	Incident Root Cause Analysis, Change Management, Performance Reports and Tier 2 Support	***

Change Management	8:00 am – 5:00 pm PT Monday – Friday	Maintenance Notification – all maintenance	***

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Escalation Level	Organization	Name	Phone Number and Email Address	Hours of Operation	Response Time

Level 1	Network Operations Center	Customer Help Desk	***	24/7/365	***

Level 2	Network Operations Center	***	***	Business Hours	***

Level 3	Production	***	***	Business Hours	***

Technical Developer Support

MOTRICITY will respond within one business day to all CINGULAR developer support inquires.

Developer Care Support & Escalation Process:

•	Developer contacts the Cingular developer Forum. If the issue is specific to Motricity and cannot be resolved by Cingular it is escalated to tier 2 at MOTRICITY via email or and a ticket ID is issued.

•	If issue is resolved, close ticket.

•

If upon thorough investigation, issue cannot be resolved at tier 2, the issue is escalated to Motricity Engineering or Systems resource as appropriate. Issue ownership is maintained by Content & Developer Services representative to preserve developer relationship.

•	Upon resolution, close ticket.

•	At any time, developers can reopen closed tickets and process is resumed at the point in which it was closed or escalated.

Content Qualification & Review

Timeline requirements for Content Qualification and Review will be split into two sections for requirements. The first will be described as the time required having Content launch ready. The second is to have the launch ready Content fully available to Subscribers for purchasing.

Time to Launch Ready - The MOTRICITY process for testing and launching applications once they have been submitted shall conform to the following timeline requirements:

Content Provider Type	Time to launch ready

From a Trusted Content Provider	***

From untrusted Content Provider	***

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

A Trusted Content Provider is defined as one who has an established relationship with Motricity as a Content provider. This relationship is characterized as one where the Content provider has:

•

Taken the Motricity prescribed training on Content onboarding, or has been providing Content for a period of *** or more and has met the detailed Content quality guidelines detailed in the trusted partner program.

A Trusted Content Provider undergoes less invasive testing of Content which has been submitted for launch

Motricity will continue to make reasonable efforts to continue moving Content providers from untrusted to Trusted Content Provider. This will be accomplished via training and technical support as detailed in this document.

Time to Availability in Production - Motricity shall also make improvements in the software platform and process such that Content which is launch ready can be deployed and made available to Subscribers within a certain time as follows:

Date	Launch Time Requirements
By July 6, 2006	Release 2.0, Real-time Content Management, Phase 1: All Content ready for launch into production shall be available for Subscribers to discover and purchase within 6 hours – based on reasonable import volume from Content provider(s) and excluding any global caching delays outside of the Motricity’s Span of Control.

By February 28, 2007	Release 2.0, Real-time Content Management, Phase 2: All Content ready for launch into production shall be available for Subscribers to discover and purchase within 2 hours after deployment (Real-time Content Management) – based on reasonable import volume from Content provider(s) and excluding any global cashing delays outside of Motricity’s Span of Control.

Service Credits

A) Service Outages. An Outage shall begin when the loss of capability begins or when the situation becomes known to MOTRICITY, or is either automatically or manually reported to MOTRICITY, whichever occurs earlier, and shall continue until such time as service is restored and messages are successfully transmitted. However, if Motricity is not aware of an Outage due to monitoring gaps, the start time of the Outage will be based on the log data, if available.

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Service Credits Applicable to Storefront.

For any unplanned Outages occurring within MOTRICITY’s “Span of Control” MOTRICITY will provide Cingular with service credits. The service credits will be calculated based on the following formula:

In the event of its failure to meet the performance metrics described in this Appendix 1.2 Service Level Agreement for the Storefront Availability, MOTRICITY agrees to pay amounts described in this Section as liquidated damages sustained by Cingular (“Cingular Service Credits”).

Monthly Network Availability Percentages. For failures to meet the Service Availability Metric, MOTRICITY shall pay Cingular as service credits an amount equal to the product of the following equation: Average transactions per hour (based on the same period as the failures from the previous like periods over the previous two months) multiplied by amount of time offline multiplied the by Per Transaction Amount as defined in the table below

TOTAL MONTHLY DOWN TIME IN EXCESS OF SERVICE AVAILABILITY METRIC	PER TRANSACTION AMOUNT
***	***
***	***
***	***

In no case shall the total monthly penalty exceed the lower of (i) ***.

Service Credits Applicable to Motricity On-boarding of Content

In the event of Motricity’s failure to meet the performance metrics described under this Appendix 1.2 Service Level Agreement for the on-boarding of Content, Motricity agrees to pay amounts described in this Section as liquidated damages sustained by Cingular (“Cingular Service Credits”).

***

Applies to single and bulk submissions. Applies in situations where the failure is a result of a failure within Motricity’s Span of Control.

Version is described as a ringtone intended for a specific handset model. For example, if the ringtone for “Yesterday” by the Beatles was late by three days and was intended for 26 handsets, ***

Service Credits Applicable to Enhancements and Releases of the Software

The following releases are subject to specific feature penalties:

Release 2.0:

Video Downloads

Client Content API Phase I

Real-Time Content Management (6 hours)

Bundles

WAP Preview

Parental Controls Phase II

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Release 2.1:

•	Blackberry

•	Symbian

•	Offer Management: % Discount

•	Content Status Dashboard

•	Client API v2

•	Taxonomy Enhancements

•	Retail Commissioning

***

For releases not specified by the execution date of the Agreement, Motricity agrees to support five (5) mutually agreeable and reasonable features if:

•	*** from release UAT date, requirements need to be locked.

•	*** from release UAT date, scope needs to be locked.

Any change control once requirements are locked will require a review of the delivery dates per a mutually agreed change control process.

Feature or release based date slippage due to unresolved Cingular or third party dependencies beyond Motricity’s Span of Control will not be subject to non-performance compensation. This will apply to the release in question (release being worked) as well as the downstream releases affected by Motricity resources being required to work on a release beyond the planned dates due (as established in the Statement of Work, Appendix 1.3) to factors outside of Motricity’s Span of Control. In the event of slippages beyond Motricity’s Span of Control, Cingular and Motricity will identify within 30 days any delays to subsequent releases.

In the event of its failure to deliver a release on time, Motricity agrees to pay amounts described in this Section as liquidated damages sustained by Cingular (“Non Performance Compensation”). The parties acknowledge that the Non Performance Compensation shall not be construed as an unenforceable penalty clause. Motricity agrees to credit the Non-Performance Compensation against future payments due Motricity by Cingular. In the event no payments are due Motricity by Cingular within three (3) months of the end of the month that Non-Performance Compensation accrued, Motricity shall promptly pay Cingular the Non-Performance Compensation as a cash refund.

Unless otherwise agreed to in a Statement of Work, the following expresses the default schedule of Non-Performance Compensation applicable to each enhancement:

***

Chronic Failure

If the Availability is below *** in any three (3) consecutive calendar months during the term of the Agreement (“Chronic Failure”), Cingular may treat such occurrence as a Material Breach of the Agreement and Cingular may terminate for cause as set forth therein

Cingular will be required to provide written notice of intent to terminate within 30 days after the third consecutive month.

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Additionally, if Motricity fails to meet the availability target for three consecutive months, then Motricity and Cingular will formally initiate performance improvement plan in order to remedy the issue(s).

CINGULAR Support. As set forth in this SLA, CINGULAR shall remedy Incidents that have been identified either internally by MOTRICITY or CINGULAR as within Cingular’s Span of Control. Corrective action by CINGULAR assumes that MOTRICITY has provided CINGULAR all Mandatory Information for incident Reporting as defined herein.

CINGULAR Obligations

(a)	CINGULAR will make best efforts, through MOTRICITY escalation contacts, to advise MOTRICITY of all scheduled maintenance on its network that will affect in any significant manner the number of transactions being sent to MOTRICITY for processing by the Storefront.

(b)	CINGULAR will make best efforts also, through MOTRICITY escalation contacts, to advise MOTRICITY of any unplanned outages on its network

Examples

The following examples are provided as a template to use for Incident Notification, Root Cause Analysis or Maintenance Requests.

Example A: Incident Notification or Trouble Ticket (send to: ***)

1)	Title of Incident

2)	Brief Description of Incident

•	Should include scope (Cingular service impacted)

3)	Start Date and Time

4)	Information Service Resolution Date and Time

5)	Duration of Outage

•	Provided at time of restoration

6)	Cingular Information Service Impact

•	Impact to Cingular End Customer

7)	Partner Ticket Number

8)	Partner Severity Level

•	Based on quantified Information Service impact

9)	Technical Action Take to Correct Incident

•	Steps taken to restore Information Service

10)	Initial Root Cause

•	Suspect root cause (brief)

•	Formal RCA for SIR 1 or chronic issues of lower severity

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Example B: Root Cause Analysis (RCA) Worksheet (send to: ***)

1)	Executive Summary

•	Short description

•	Root Cause statement

•	Corrective Action

2)	Detailed Summary

•	Outage duration

•	Date

•	Start

•	Events / Timeline

•	Stop

•	Information Service Affected (Cingular)

•	Impact Assessment (Cingular)

•	Information Service Impact (customers affected / percentage affected)

•	Customer Impact (customers affected / percentage affected)

•	Root Cause

•	Extenders

•	Process breakdown

•	Proactive / reactive problem recognition and analysis

•	Improvement Action

•	Resolution

•	Short term actions and timelines

•	Long term actions and timelines

•	Lessons learned

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Example C: Maintenance Request Worksheet (send to: ***)

1)	Title of Maintenance

2)	Brief Description of Maintenance

•	Scope and full description

•	Cingular service

3)	Maintenance Start Date & Time

4)	Maintenance End Date & Time

5)	Cingular Service Impact

•	Impact to Cingular internal & external customers

•	Explanation of Information Service unavailability

6)	Information Service Impact Assessment (within the scheduled window)

•	Duration in minutes

•	Estimated start/end time of Cingular service impact

7)	Risk Assessment

8)	Partner Maintenance Request Number

9)	Point of Contact

•	Name, telephone numbers

10)	Maintenance Install Team

11)	Update Schedule

•	Cancellation of Maintenance – as soon as possible

•	Start of Maintenance Window

•	Notify when Down Time begins

•	Notify when Information Service is restored (Down Time ends)

•	Notify of Problem

•	Maintenance runs outside window

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Appendix 3

Statement of Work

***

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Appendix 1.4

Cingular Wireless Travel Policy

Cingular has developed this Travel Policy to give an understanding of Cingular’s rules regarding necessary business travel. The focus of the policy is to establish and communicate equitable standards and effective procedures for reducing travel costs, while ensuring consistent and fair treatment who must travel on business. It is impossible to anticipate every situation that may be encountered while traveling on business so travelers are asked to exercise good judgment when incurring travel expenses.

Business travel should be absolutely necessary and in the best interest of Cingular Wireless. Travelers should select the most economical travel arrangements to maximize effectiveness and minimize expense.

APPLICABILITY AND SCOPE

This policy applies to all contract suppliers who are assigned to travel on behalf of Cingular Wireless, unless specifically waived.

AIR TRAVEL

All suppliers should fly coach class for domestic flights. For international flights where flight time is greater than 5 hours, excluding layovers or ground time, business class can be booked. Note: booking a higher fare in order to allow an upgrade to first / business class using frequent flyer points is prohibited. All applicable fare rules and tariffs of the ticketed carrier will apply to all tickets issued.

As a general guideline, the traveler can choose the least-cost non-stop flight within a two-hour window.

Electronic ticketing saves Cingular money and is the preferred option for all domestic flights. It is no longer necessary, nor preferred for Cingular travelers to have paper tickets. An additional charge is now being incurred when paper tickets are requested by travelers.

OPEN-ENDED TICKETS

To avoid excess cost, the company makes it a policy not to issue open-ended tickets.

FREQUENT FLYER UPGRADES

Charges resulting from frequent flyer upgrades are the responsibility of the traveler and will not be reimbursed. Travelers are responsible for their own upgrades; the Travel Counselors can assist you with upgrade information, but you must obtain the upgrade from the airline directly. Deliberately causing the company to pay more than the lowest available airfare for the purpose of obtaining personal gratuities (e.g., frequent flyer awards, first/business class upgrades) is strictly prohibited. Under no circumstance may a supplier deviate from the standards set in this policy in order to accumulate travel bonuses.

HOTELS

Cingular has contracted special corporate rates with a number of hotels around the country. These contracted hotels should be used when traveling on business with Cingular. If there is no contracted hotel at your destination or the contracted hotels in the area are sold out, make reservations at a non-contracted hotel comparable in price. If you are attending a conference or meeting, which has blocked hotel rooms, it is within policy to stay in that selected hotel. Company guidelines for hotel rates are limited to $150.00/per night. Certain high cost cities (I.e., NY, DC, Seattle, LA) will require higher hotel rate and are acceptable to reserve.

A current listing of hotels with which we have special contracted rates is attached. Please use this listing as a guide for selecting a hotel in your destination city.

ROOMS

Only standard rooms at the negotiated or discounted rate available to Cingular are approved. Suites or luxury accommodations will not be reimbursed unless under written approval. Free upgrades are approved as long as they do not result in an increased cost to Cingular.

DOMESTIC SATURDAY NIGHT STAY

For domestic business travel only, the company will approve a Saturday night hotel expense and meals if the stay results in a reduced airfare. Supporting documentation must accompany the voucher to show overall expenses incurred by the Saturday night stay, including meals, hotel, and airfare, to be lower than the unrestricted round trip fare for that destination. Please ask the Travel Counselor to note the unrestricted round-trip airfare for that destination on your itinerary. The company will not reimburse personal expenses such as tours, theater tickets, etc.

GROUND TRANSPORTATION

Always select the most cost-effective ground transportation available in each location.

AIRPORT SHUTTLES AND COURTESY CARS

You should use airport shuttles and hotel courtesy cars where available. You will be reimbursed for reasonable airport shuttle service and bus fares paid for local travel while on a business trip.

RENTAL CARS

As a general rule, you should only use a rental car where a taxi and other local ground transportation costs would exceed the cost of a rental car. Auto rentals are a resource when other means of transportation are not available or reasonable. When traveling alone and your length of stay or destination warrants a car, then a mid-size/intermediate car or smaller should be rented. When suppliers are traveling together and their destination is the same, then a mid-size/intermediate car should be shared.

Your company is required to purchase insurance coverage; it is not the responsibility of Cingular Wireless.

PERSONAL EXPENSES

Cingular will not pay for personal expenses (e.g., weekend transportation, personal entertainment, health club fees, newspapers, movies) while travelers are on a business assignment; nor will the company permit the use of its property for personal benefit unless as expressly provided in this policy.

RESPONSIBILITIES

Exercise good judgment with respect to expenses. You are expected to determine the most economical means of obtaining lodging, meals and transportation.

•	Spend the company’s money as carefully and judiciously as you would your own.

•	Report all expenses promptly and accurately with the required documentation.

•	Claim reimbursement for business expenditures only. If a business trip includes both business and personal expenditures, only the business expenditures will be reimbursed.

APPROVAL ROUTING and BILLING EXPECTATIONS

All travel and entertainment expenses incurred on behalf of Cingular Wireless business should be itemized on an excel spreadsheet. Approval should be routed based on routing designated in the contract between Cingular Wireless and the supplier.

A detailed excel spreadsheet should accompany the supplier’s travel expense invoice.

All business and travel expenses have to be reviewed and pre-approved by Cingular in writing.

APPENDIX 2.3

ACCEPTANCE LETTER

[Type on CINGULAR Letterhead Stationery or may be sent vie e-mail]

[Name]

[Address]

[City], [State] [Zip]

Attn:

In accordance with Section 3.9 (Delivery, Performance, and Acceptance) of that certain Master Agreement, between                                                               and CINGULAR, effective                     , 20    , the undersigned accepts the Material and/or Services described on Order              to the above-mentioned Agreement as of             , 20    .

CINGULAR
By:

(Print Name)

Title:

Date Signed:

APPENDIX 2.16

NOTICE OF COMPLETION

[May be sent via email]

Form of MOTRICITY’s Notice of Completion

CINGULAR:

MOTRICITY hereby informs you that as of                     , we have completed Delivery as required under our Agreement. Upon receipt of this Notice, your User Acceptance Testing commences.

Signed:

Title:

Appendix 3.5

Executive Orders and Federal Regulations

Work under this Agreement may be subject to the provisions of certain Executive Orders, federal laws, state laws, and associated regulations governing performance of this contract including, but not limited to: Executive Order 11246, Executive Order 11625, Executive Order 11701, and Executive Order 12138, Section 503 of the Rehabilitation Act of 1973 as amended and the Vietnam Era Veteran’s Readjustment Assistance Act of 1974. To the extent that such Executive Orders, federal laws, state laws, and associated regulations apply to the work under this Agreement, and only to that extent, MOTRICITY (also referred to as “MOTRICITY”) agrees to comply with the provisions of all such Executive Orders, federal laws, state laws, and associated regulations, as now in force or as may be amended in the future, including, but not limited to the following:

1. EQUAL EMPLOYMENT OPPORTUNITY DUTIES AND PROVISIONS OF GOVERNMENT MOTRICITYS

In accordance with 41 C.F.R.§60-1.4(a), the parties incorporate herein by this reference the regulations and contract clauses required by that section, including but not limited to, MOTRICITY’s agreement that it will not discriminate against any employee or applicant for employment because of race, color, religion, sex, or national origin. The MOTRICITY will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex, or national origin.

2. AGREEMENT OF NON SEGREGATED FACILITIES

In accordance with 41 C.F.R.§60-1.8, MOTRICITY agrees that it does not and will not maintain or provide for its employees any facilities segregated on the basis of race, color, religion, sex, or national origin at any of its establishments, and that it does not and will not permit its employees to perform their services at any location, under its control, where such segregated facilities are maintained. The term “facilities” as used herein means waiting rooms, work areas, restaurants and other eating areas, time clocks, rest rooms, wash rooms, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees; provided, that separate or single-user restroom and necessary dressing or sleeping areas shall be provided to assure privacy between the sexes.

3. AGREEMENT OF AFFIRMATIVE ACTION PROGRAM

MOTRICITY agrees that it has developed and is maintaining an Affirmative Action Plan as required by 41 C.F.R.§60-1.4(b).

4. AGREEMENT OF FILING

MOTRICITY agrees that it will file, per current instructions, complete and accurate reports on Standard Form 100 (EE0-1), or such other forms as may be required under 41 C.F.R.§60-1.7(a).

5. AFFIRMATIVE ACTION FOR HANDICAPPED PERSONS AND DISABLED VETERANS, VETERANS OF THE VIETNAM ERA.

In accordance with 41 C.F.R.§60-250.20, and 41 C.F.R.§60-741.20, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of government contracts and subcontracts.

6. UTILIZATION OF SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS CONCERNS

As prescribed in 48 C.F.R., Ch. 1, 19.708(a):

(a)

It is the policy of the United states that small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women shall have the maximum practicable opportunity to participate in performing contracts let by any Federal agency, including contracts and sub-contracts for systems, assemblies, components, and related services for major systems. It is further the policy of the United States that its prime MOTRICITY establish procedures to ensure the timely payment amounts due pursuant to the terms of the subcontracts with small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women.

(b)	The MOTRICITY hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance. The MOTRICITY further agrees to cooperate in any studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of the MOTRICITY’s compliance with this clause.

(c)	As used in this contract, the term small business concern shall mean a small business as defined pursuant to section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto. The term small business concern owned and controlled by socially and economically disadvantaged individuals shall mean a small business concern which is at least 51 percent unconditionally owned by one or more socially and economically disadvantaged individuals; or, in the case of any publicly owned business, at least 51 percent of the stock of which is unconditionally owned by one or more socially and economically disadvantaged individuals; and (2) whose management and daily business operations are controlled by one or more such individuals. This term also means small business concern that is at least 51 percent unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one of these entities which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization, and which meets the requirements of 13 CRF part 124. The MOTRICITY shall presume that socially and economically disadvantaged individual include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Subcontinent Asian Americans, and other minorities, or any other individual found to be disadvantaged by the Administration pursuant to section 8(a) of the Small business Act. The MOTRICITY shall presume that socially and economically disadvantaged entities also include Indian Tribes and Native Hawaiian Organizations.

(d)	The term “small business concern owned and controlled by women” shall mean a small business concern (i) which is at least 51 percent owned by one or more women, or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women, and (ii) whose management and daily business operations are controlled by one or more women; and

(e)	MOTRICITY acting in good faith may rely on written representations by their sub-MOTRICITY regarding their status as a small business concern, a small business concern owned and controlled by socially and economically disadvantage individuals or a small business concern owned and controlled by women.

7. SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS SUB-CONTRACTING PLAN. The sub-MOTRICITY will adopt a plan similar to the plan required by 48 CFR Ch. 1 at 52.219-9.

Appendix 3.6

Security Requirements for System or Network Access by Contractors

***

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Appendix 4.12(a)

PRIME SUPPLIER MBE/WBE/DVBE ANNUAL PARTICIPATION REPORTING PLAN

YEAR REPORTING:

PRIME SUPPLIER NAME:

ADDRESS:

COMPANY E-MAIL:

TELEPHONE NUMBER:

DESCRIBE GOODS / SERVICES BEING PROVIDED UNDER THIS AGREEMENT:

THE FOLLOWING, TOGETHER WITH ANY ATTACHMENTS IS SUBMITTED AS AN MBE/WBE/DVBE PARTICIPATION PLAN.

GOALS

A.	WHAT ARE YOUR MBE/WBE/DVBE PARTICIPATION GOALS?

a.	MINORITY BUSINESS ENTERPRISES (MBEs)

b.	WOMAN BUSINESS ENTERPRISES (WBES)

c.	DISABLED VERTERAN BUSINESS ENTERPRISES (DVBEs)

B.	WHAT IS THE ESTIMATED ANNUAL VAULE OF THIS CONTRACT WITH CINGULAR AFFILIATES?

Note: indicated dollar awards as it applies to this contract:

C.	WHAT ARE THE DOLLAR AMOUNTS OF YOUR PROJECTED MBE/WBE/DVBE PURCHASES?

a.	MINORITY BUSINESS ENTERPRISES (MBEs)

b.	WOMAN BUSINESS ENTERPRISES (WBES)

c.	DISABLED VERTERAN BUSINESS ENTERPRISES (DVBEs)

(SEE MBE/WBE/DVBE CANCELLATION CLAUSE IN AGREEMENT FOR DEFINITIONS OF MBE, WBE AND DVBE)

LIST THE PRINCIPAL GOODS AND SERVICES TO BE SUBCONTRACED TO MBE/WBE/DVBEs OR DELIVERED THROUGH MBE/WBE/DVBE VALUE ADDED RESELLERS.

DETAILED PLAN FOR USE OF M/WBES-DVBEs SUBCONTRACTORS

For every product and service you intend to use, provide the following information.

Company name	Classification	Products/Services	$ Value	Date to begin
(MBE/WBE/DVBE)

Supplier agrees that it will maintain all necessary documents and records to support its efforts to achieve its MBE/WBE/DVBE participation goal(s). Supplier also acknowledges the fact that it is responsible for identifying, soliciting and qualifying MBE/WBE/DVBE subcontractors.

The following individual, acting in the capacity of MBE/WBE/DVBE coordinator for Supplier, will:

Administer the MBE/WBE/DVBE participation plan, submit summary reports, and cooperate in any studies or surveys as may be required in order to determine the extent of compliance by the seller with the participation plan.

Appendix 4.12(b)

TIER II M/WBE-DVBE QUARTERLY RESULTS REPORT

Direct and Indirect Spend

Note: Subcontracting Results should reflect ONLY M/WBE-DVBE dollars directly traceable to sales

DURING THE REPORT QUARTER.

Results must be reported individually for each CINGULAR affiliate.

THIS SUMMARY REPORT SHOULD BE E-MAILED TO:	Dwan.Armstrong@cingular.com
Cc:	teresa.spann@cingular.com

Note: Questions and requests for assistance may be directed to:

Dwan Armstrong

Supplier Diversity Manager

5565 Glenridge Connector

Atlanta, GA 30342

Fax: 866-604-6679

1.	Reporting Company

Company Name:

Address:

City, State, Zip:

Contact Name:

Title:

E-mail:

Date:

2.	Report Quarter:

This report reflects the utilization of Minority Business Enterprise/ Woman Business Enterprise/Disabled Veterans Enterprise participating for period:

Report Date Range:

Signature:

Date:

PARTICIPATION GOAL				PARTICIPATION ACHIEVEMENT

Actual for Quarter

A. DIRECT- Payments reported to CINGULAR by a primary supplier who has subcontracted work to M/W/DVBEs on behalf of the primary supplier’s contract with CINGULAR.

	Annual Goal				MBE	WBE	DVBE

Percent				Total Diversity	$	$	$
of Total	MBE	WBE	DVBE	Spend
with
Sales	***	***	***	CINGULAR

Total Sales to CINGULAR

					MBE	WBE	DVBE
% of Total
Sales
to
CINGULAR

B. INDIRECT-Primary supplier’s M/W/DVBE spend not related to the CINGULAR Contract.

CINGULAR % of Total
Revenues
(U.S. revenues only)
Total Indirect
				Diversity		$
Spend (in US)

				Total Diversity Contribution		$

				Total Diversity Spend to CINGULAR		$

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

CINGULAR - SUBCONTRACTING RESULTS
5. M/WBE-DVBE SUBCONTRACTOR(S)	Ethnic/Gender:	Total Dollars:
(Direct Spend Only)

Name:
Address:	Certifying Agency:
City, State, Zip:
Telephone:
Goods or Services:

To add additional subcontractors, copy the entire light gray area and paste directly below this line.

APPENDIX 7.0

INSURANCE REQUIREMENTS

With respect to performance hereunder, and in addition to contractor’s obligation to indemnify, contractor agrees to maintain, at all times during the term of this Agreement, the following minimum insurance coverage and limits and any additional insurance and/or bonds required by law:

Workers’ Compensation insurance with benefits afforded under the laws of the state in which the Services are to be performed and Employers Liability insurance with minimum limits of:

$100,000 for Bodily Injury-each accident

$500,000 for Bodily Injury by disease-policy limits

$100,000 for Bodily Injury by disease-each employee.

Commercial General Liability insurance with minimum limits of:

$2,000,000 General Aggregate limit

$1,000,000 each occurrence sub-limit for all bodily injury or property damage incurred in any one occurrence

$1,000,000 each occurrence sub-limit for Personal Injury and Advertising

$2,000,000 Products/Completed Operations Aggregate limit, with a

$1,000,000 each occurrence sub-limit for Products/Completed Operations.

$300,000 Fire Legal Liability sub-limits are required for lease agreements.

Cingular Wireless and its Affiliates will be listed as an Additional Insured on the Commercial General Liability policy. For the purpose of this clause “Affiliate” means (i) a company, whether incorporated or not, which owns, directly or indirectly, a majority interest in either Party (a “parent company”) and (ii) a company, whether incorporated or not, in which a five percent (5%) or greater interest is owned, either directly or indirectly, by: (i) either Party or (ii) a parent company.

If use of a motor vehicle is required, Automobile Liability insurance with minimum limits of $1,000,000 combined single limits per occurrence for bodily injury and property damage, which coverage shall extend to all owned, hired and non-owned vehicles.

Cingular Wireless requires that companies affording insurance coverage have a rating of A- or better and a Financial Size Category rating of VII or better, as rated in the A.M. Best Key Rating Guide for Property and Casualty Insurance Companies.

A certificate of insurance stating the types of insurance and policy limits provided the contractor must be received prior to commencement of any work.

The cancellation clause on the certificate of insurance will be amended to read as follows:

FACILITIES KNOWLEDGE CENTER (cont’d)

“THE ISSUING COMPANY WILL MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER PRIOR TO CANCELLATION OR A MATERIAL CHANGE TO POLICY DESCRIBED ABOVE.”

The Contractor shall also require all subcontractors performing work on the project or who may enter upon the work site to maintain the same insurance requirements listed above.

Exhibit A

TEMPLATE SPECIAL PROJECTS SERVICE REQUEST FORM

RE: Master Services Agreement Number TJR031606

by and between Motricity Inc. and Cingular Wireless LLC.

Special Projects Service Request

Requested By:	Service Request No:
Assigned To:	Date Initiated:
Request Name:

Description of Request and deliverables:

Specifications

Criteria for Acceptance of any deliverables

Delivery Schedule/Milestones
Intellectual Property Ownership:	[The default under this Agreement is that Motricity owns the IP for all Deliverables. Please provide any requested variations from this default]
Exclusivity	[The default under this Agreement is Cingular has exclusive rights to all Deliverables as defined in this Service Request, for twelve (12) months.
Nonperformance Compensation	[The default under this Agreement is that all Deliverables are subject to NPC for late delivery. Please provide any requested variations from this default]

Requested by Cingular	Received by MOTRICITY INC.
By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

SPECIAL PROJECTS SERVICE REQUEST FORMs

Must also be signed by the designated

Exclusivity / IP Officer of each party

Cingular EXCLUSIVITY / IP OFFICER APPROVAL		MOTRICITY INC. EXCLUSIVITY / IP OFFICER APPROVAL
By:		By:
Name:		Name:
Title:	EXCLUSIVITY / IP OFFICER	Title:	EXCLUSIVITY / IP OFFICER
Date:		Date:

Exhibit B

Revenue Share Rider

Revenue Share Rider for Enhancements

General Terms

Cingular and Motricity agree to the following additional Revenue Share in order to fund any SOW for custom development work (“Professional Services”):

***

Funds accumulated as part of RSR will be applied to Professional Services work at rates described in Exhibit C.

MOTRICITY will be required to maintain accurate records of amounts available as RSR credits and produce monthly statements of balance to Cingular.

Professional Services paid for with RSR funds are subject to Non-Performance Compensation (NPC) as described in Appendix 1.2.

Termination of Revenue Share Rider

The use of RSR would be optional and solely under Cingular’s discretion. Cingular shall have the right, to terminate the RSR between Cingular and MOTRICITY by providing thirty (30) days notice of termination to MOTRICITY.

If upon the final date of termination of the RSR, there are existing, executed Statements of Work and sufficient funds have not yet been realized through the RSR, Cingular will pay MOTRICITY the difference upon receipt of invoice pursuant to the terms of this Agreement or as otherwise stated in the SOW. In no event shall Cingular’s liability exceed the price of the Statements of Work outstanding.

Outstanding credits in the RSR remaining at termination will be paid to Cingular immediately as cash. Notwithstanding the foregoing, MOTRICITY shall withhold *** or *** whichever amount is less for purposes of proper permanent wind down of the RSR.

Suspension of Revenue Share Rider

From time to time Cingular may choose to suspend the RSR for a period of time. Cingular will provide MOTRICITY thirty (30) days notice of suspension. For ease of calculation, the suspension of the RSR will only occur at the end of a calendar month. Upon suspension, unused credits would be banked for use with future Professional Services. Unused credits would also carry forward into the next fiscal year without end or until notice of the RSR termination has been given.

Re-activation of Revenue Share Rider

In the situation where Cingular wishes to reinstate the RSR revenue share after a suspension, Cingular will notify Motricity in writing of Cingular’s intent. Motricity agrees that upon notice from Cingular, the RSR revenue share will restart beginning on the next whole calendar month.

Statement of Work Requirements

SOWs that apply against the RSR must be identified as such in advance of undertaking any work beyond initial estimates and cost analysis. The application of the RSR funds to these Statements of Work will be at the mutual agreement of Cingular and Motricity.

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Cingular will require Motricity to substantiate the total cost of each SOW with proof satisfactory to Cingular. This will include:

Specific cost breakdown by functional area or discipline (e.g. Testing, Development, System Analyst, Project Management and others).

Specific cost breakdown by hours applied

Specific cost breakdown by enhancement or large feature component

In the event that Motricity does not provide a detailed Statement of Work, Cingular may withhold approval to authorize the Statement of Work.

Exhibit C

Motricity Rate Card

Area/Discipline	Rate
Project Management	***
Development	***
Operations	***
Quality, Services & Testing	***

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

AMENDMENT NO. 4

TO

MASTER SERVICES AGREEMENT

BETWEEN

CINGULAR WIRELESS LLC AND MOTRICITY, INC.

This Amendment No. 4 (the “Amendment”) to that certain Master Services Agreement Number TJR031606 with an effective dated on or about September 14, 2006 (the “Agreement”) as amended on or about April 27, 2007 (as amended, the “Agreement”) by and between Motricity, Inc., a Delaware corporation, (“Motricity”), and Cingular Wireless, LLC, a Delaware limited liability company ( “Cingular”) is effective as of April 27, 2007 (“Amendment No. 4 Effective Date”). Motricity and Cingular may sometimes be referred to herein individually as a “Party” or jointly as the “Parties”.

WHEREAS, that Parties have agreed that Motricity will support VPN Connectivity method on an interim basis until parties jointly agree that MPLS Connectivity is established; and

WHEREAS, the Parties wish to amend the Agreement to reflect the obligations of the Parties with respect to the Service Level Agreement.

NOW THEREFORE the parties agree to amend the Agreement as follows:

1.	Service Level Agreement.

a.	Appendix 1.2, Section 1 will be amended to include the following sentence :

During this interim period where both parties agree to use VPN Connectivity, AT&T Mobility agrees that the VPN connection is not within Motricity’s Span of Control. In the event that the VPN connectivity results in a partial or complete outage of the storefront, that outage will not count against Media Mall’s monthly uptime statistics or Non-Performance Compensation calculations, except to the extent that the VPN-related outage is directly attributable to an act or omission of Motricity.

However, AT&T Mobility still expects Motricity to make a good faith effort to monitor and alarm on issues involving the VPN connections. Further, we would expect best effort cooperation in troubleshooting and resolving connectivity issues with the VPN connection.

If the VPN has not been converted to the MPLS circuit within 60 days of launch, then both parties agree to meet and discuss options for accelerating the implementation of the MPLS circuits or discuss alternatives options for replacing the VPN.

2.	Counterparts. This Amendment may be signed in counterparts, by facsimile or otherwise, each of which will be deemed an original and all of which together will constitute one and the same document.

3.	This Amendment sets forth the entire understanding of the Parties as to the subject matter hereof and supersedes all prior agreements, discussions, and correspondence pertaining to the subject matter. In the event of an express conflict between the terms and conditions of this Amendment and the terms and conditions of the Agreement, the terms and conditions of this Amendment will control.

4.	All other provisions of the Agreement shall remain in full force and effect.

SIGNED:
MOTRICITY, INC.	CINGULAR WIRELESS, LLC

/s/ Daniel Rizer (signature)	/s/ Peter Wong (signature)

Daniel Rizer Print Name	Peter Wong Print Name

GM, Global Carrier Business Title	Producer Mgr. Title

5/1/2007 Date	4/27/2007 Date

ADDENDUM NO. 5 to Agreement No. TJR031606 between

Motricity, Inc. and AT&T Mobility LLC

This Addendum No.5 (“Addendum No.5”), effective as of May 18, 2007, (“Addendum Effective Date”) between Motricity, a Delaware corporation (“Supplier”) and AT&T Mobility LLC f/k/a known as Cingular Wireless LLC.), a Delaware Limited Liability company, on behalf of itself, and its Affiliates, (“AT&T”, “Cingular” or Company”), amends the Master Services Agreement No.TJR031606 between Company and Supplier, as amended (collectively the “Agreement”). Except as otherwise indicated, all terms defined in the Agreement shall have the same meanings when used in this Addendum No.5

RECITALS

WHEREAS, Motricity and Cingular entered into the Agreement on September 14, 2006, and

WHEREAS, Motricity and AT&T mutually desire to amend and modify the Agreement to include professional services by which Motricity will provide the Services and pricing as stated in SOW Exhibit A-1 attached hereto.

NOW therefore the parties agree that:

1.	The attached SOW, Exhibit A-1, setting forth Services needed to implement the 2007 Releases supporting the following: User-centered generation of targeted User Experiences that realize the potential of convergence and Global User Interface standards that provide a blueprint across and between three screens strategy of AT&T, shall be added to the Agreement

2.	Except as expressly set forth above all other terms of the Agreement remain unchanged and are in full force and effect.

3.	Motricity shall have fulfilled its obligations under this Statement of Work when Motricity accomplishes the Services as described in the SOW, Exhibit A-1.

4.	Except as amended by this Addendum No. 1, the Agreement is not modified, revoked or superseded and remains in full force and effect.

5.	This instrument may be executed in counterparts, including by facsimile signature, each of which counterparts will be deemed an original and together shall constitute one instrument. In witness whereof, Motricity and AT&T have executed this Fifth Addendum by their duly authorized representatives.

MOTRICITY, INC.		AT&T SERVICES, INC. On behalf of its Affiliate AT&T Mobility LLC

By:	/s/ Daniel Rizer	By:	/s/ Richard Steadman

Printed Name:	Daniel Rizer	Printed Name:	Richard Steadman

Title:	COO	Title:	Director GSS

Date:	6/15/07	Date:	06/18/07

1

Exhibit A-1

***

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

2

Amendment

TJR031606.A.006

Between

Motricity, Inc

And

AT&T Mobility LLC

1

AMENDMENT NO. 6 TO

MASTER SERVICES AGREEMENT

BETWEEN

AT&T MOBILITY LLC AND MOTRICITY, INC.

This Amendment No. 6 (the “Amendment”) effective on the date when signed by the last Party (“Effective Date”), between Motricity, Inc., a Delaware corporation (“Motricity”) and AT&T Mobility LLC f/k/a known as Cingular Wireless LLC., a Delaware Limited Liability company, on behalf of itself, and its Affiliates, (“AT&T”, ), amends the Master Services Agreement No.TJR031606 between AT&T and Motricity, with an effective dated on or about September 14, 2006 (collectively the “Agreement”). Except as otherwise indicated, all terms defined in the Agreement shall have the same meanings when used in this Amendment No. 6. Motricity and AT&T may sometimes be referred to herein individually as a “Party” or jointly as the “Parties”.

WHEREAS, that Parties have agreed that Motricity will develop and provide an Answer Tones Storefront, as that term is defined in the Agreement, for AT&T; and

WHEREAS, to provide the Answer Tones Storefront, Motricity must obtain certain connectivity as set forth in this Amendment No. 6, the cost of which AT&T has agreed to pay.

NOW THEREFORE the parties agree to amend the Agreement as follows:

1. Definitions. Except as otherwise defined herein, capitalized terms shall have the meaning assigned to them in the Agreement.

2. Appendix 1.1, Motricity Pricing is hereby amended by adding the following new Section 2:

2. Motricity shall obtain the *** Extended Native LAN connectivity for the Answer Tones Storefront ( the “Connectivity”) as that Service is described in Appendix 1.3, Statement of Work. The cost for the Connectivity for the initial twelve (12) month term (the “Initial Term”), which shall be borne solely by AT&T, shall be as follows:

***

Motricity will invoice AT&T for the Installation Fee upon submitting the order to the third party provider for the Connectivity. Thereafter, Motricity will invoice AT&T each month for the Monthly Recurring Fee. AT&T shall pay invoices subject to the payment terms of the Agreement.

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

2

AT&T acknowledges that:

(i)	Motricity shall obtain the Connectivity from a third party, and such third party may impose a minimum twelve (12) month term for such Connectivity. AT&T acknowledges that cancellation of the Connectivity for any reason, other than on account of a material breach of the Agreement by Motricity may result in cancellation fees and/or penalties, Motricity may result in cancellation fees and/or penalties, and AT&T will be solely responsible for such fees and/or penalties. If such cancellation fees and/or penalties are imposed, AT&T shall pay invoices for such fees and/or penalties in accordance with the payment terms of the Agreement. Such fees and/or penalties may be in addition to and not in lieu of the Answer Tones Storefront Termination Fees provided for in Section 3.4(f) of the Agreement;

(ii)	AT&T shall provide Motricity with no less than forty-five (45) days written notice in the event AT&T wishes to cancel the Connectivity;

(iii)	The Monthly Recurring Fee may increase after the Initial Term, and AT&T shall be responsible for any such increase; and

(iv)	The Connectivity is outside Motricity’s Span of Control, and thus, any issues with the Connectivity will not count towards any Downtime, Degradations, or Outages as defined in Appendix 1.2, Service Level Agreement.

3. Counterparts. This Amendment may be signed in counterparts, by facsimile or otherwise, each of which will be deemed an original and all of which together will constitute one and the same document.

4. This Amendment sets forth the entire understanding of the Parties as to the subject matter hereof and supersedes all prior agreements, discussions, and correspondence pertaining to the subject matter. In the event of an express conflict between the terms and conditions of this Amendment and the terms and conditions of the Agreement, the terms and conditions of this Amendment will control.

5. All other provisions of the Agreement shall remain in full force and effect.

SIGNED: MOTRICITY, INC.	AT&T SERVICES, INC. on behalf of its affiliate AT&T Mobility LLC

/s/ Ryan K. Wuerch	/s/ Richard Steadman
(signature)	(signature)

Ryan K. Wuerch	Richard Steadman
Print Name	Print Name

Chairman & CEO	Director
Title	Title

9/10/2007	8/29/2007
Date	Date

3

TJR031606.A.007

Amendment 7

Between

Motricity, Inc.

And

AT&T Mobility LLC

AMENDMENT NO. 7

TO

AGREEMENT NO. TJR031606

This Amendment No. 7 (the “Amendment”) effective on the date when signed by the last Party (“Effective Date”), between Motricity, Inc., a Delaware corporation (“Motricity”) and AT&T Mobility LLC f/k/a known as Cingular Wireless LLC, a Delaware Limited Liability company, on behalf of itself, and its Affiliates, (“AT&T’, ), amends the Master Services Agreement No.TJR031606 between AT&T and Motricity, with an effective dated on or about September 14, 2006 (collectively the “Agreement”). Except as otherwise indicated, all terms defined in the Agreement shall have the same meanings when used in this Amendment No. 7. Motricity and AT&T may sometimes be referred to herein individually as a “Party” or jointly as the “Parties”.

WITNESSETH

WHEREAS, Motricity and AT&T entered into Agreement No. TJR031606, on September 14, 2006 (the “Agreement”); and

WHEREAS, Motricity and AT&T desire to amend the Agreement as hereinafter set forth.

Now, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

1.	Storefront Revenue Share. Effective January 1, 2008, Appendix 1.1 (Motricity Pricing) is hereby amended by replacing 1(b)(i) with the following:

***

2.	Primary Releases. Notwithstanding anything else in the Agreement to the contrary, including but not limited to any provisions in the Service Level Agreement or Statement of Work, Motricity obligated to provide two (2) major releases of the Storefront and two major releases of the Answer Tone Storefront during 2008 (each of the four a “Primary Release”). When each is Successfully Delivered, as hereafter defined, AT&T shall pay Motricity a fee of *** for each Primary Release for the Storefront and *** each Primary Release for the Answer Tone Storefront. The features and requirements for each Primary Release will be determined by mutual agreement of the parties as part of the Software Development Life Cycle process described below. Motricity shall provide *** (“PDs”) of capacity during each calendar of the Term towards the development, implementation, production support and change requests for a Primary Release or Point Release for the Storefront and *** of capacity during each contract year towards the development, implementation, production support and change requests for a Primary Release or Point Release for the Answer Tone Storefront; any excess required capacity will be invoiced to AT&T as professional services pursuant to a mutually-agreed SOW. AT&T has the right, at its option, to allocate some of the PDs towards other change requests or feature enhancements. Bug fixes done following a Primary Release or Point Release will not be counted against the available capacity.

3.	Primary Release NPCs. The following non-performance compensation shall be associated with the Primary Releases. This section shall supersede the language currently in the MSA which allow for ***

In the event of its failure to deliver a Primary Release, Motricity agrees to pay amounts described as liquidated damages sustained by AT&T (“Professional Services

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

2

Non Performance Compensation”). The parties acknowledge that the Professional Services. Non Performance Compensation shall not be construed as an unenforceable penalty clause. Motricity agrees to credit the Professional Services Non-Performance

Compensation against future payments due Motricity by AT&T. In the event no payments are due Motricity by AT&T within six (6) months of the end of the month that Non-Performance Compensation accrued, Motricity shall promptly pay AT&T the Professional Services Non-Performance Compensation as a cash refund.

Unless otherwise agreed to in a Statement of Work, the following table expresses the default schedule of Primary Release Non-Performance Compensation applicable to each Primary Release:

Week of Delay	Primary Release Non-Performance Compensation (NPC)
***	***

AT&T can choose to specify a percentage value for each enhancement in a Primary Release (Total equals 100%) or equal weighting can be applied to each enhancement in a Primary Release.

The foregoing percentages shall be cumulative and capped *** of the total price for the Primary Release. For example, if the entire Primary Release is actually delivered to AT&T two (2) weeks after the, date designated for delivery, then the Primary Release Non-Performance Compensation shall be equal to *** of the total fees paid as outlined in this amendment. However, if only (1) enhancement was delivered two (2) weeks late, then the NPC fee would be ***

For the purposes of interpreting this table, a “Week” shall mean a period of seven (7) consecutive calendar days beginning the day after the date a deliverable should have been delivered. In the event that the period of non performance or late performance includes less than seven (7) calendar days (“Non-Week Days”), the Primary Release Non-Performance Compensation for such Non-Week Days shall be prorated based upon the number of Non-Week Days and the applicable percentage in the table above.

If AT&T Mobility decides to cancel any of the enhancements prior to the delivery date, Motricity shall still be compensated for the percentage of work already completed for the cancelled enhancement. AT&T may cancel any Primary Release upon written notice at least six months prior to the scheduled delivery date without incurring any cost or liability for the release. If AT&T cancels a Primary Release without such notice, it shall compensate Motricity according to the percentage of work completed by Motricity at the time of cancellation.

Launch Date for Primary Releases is defined as the following: Upon completion of the Elaboration Phase, Motricity will provide a project plan summary outlining the major project milestones & Primary Release Launch date.

Successfully Delivered means having met AT&T User Acceptance Testing (UAT) Exit Criteria and having been successfully deployed into Production and remains deployed in Production for 30 days as described in MSA.

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

3

4.	Point Releases. Motricity shall deliver point releases to provide fixes of critical or service impacting application errors introduced by Primary Releases, as needed. Point releases will not include new features or customizations, other than minor cosmetic changes’ to the user interface. Motricity shall schedule point releases based on the severity of the bugs and the overall system impact.

5.	Release Process. Notwithstanding anything else in the Agreement to the contrary, for all subsequent Primary Releases, the parties shall adhere to the following Software Development Lifecycle methodology, which includes system requirements, design, development, testing and deployment:

The SDLC is divided into 4 phases; each phase has a different focus and objective as described below:

1. Inception Phase — Establishes the scope of the Release development as defined by the roadmap with input from; stakeholders. Stakeholder input is addressed and documented in the Motricity Core Product Requirements Document (PRD) and AT&T Custom Requirements Document (ORD). A JAD session will be held during the Inception Phase to prioritize the PRD and ORD proposed requirements. Inception Phase is; closed when the Release Requirements Documents (PRD and OM and the Release LOI document (if required) are approved and signed by AT&T.

2. Elaboration Phase — Details and baselines the requirements using the roadmap as the foundation. This establishes the architectural basis for the specific Release functionality. AT&T facing artifacts associated with this phase are the User’ Experience Design (up) flows and wireframes that present a visual definition of the project Elaboration Phase is closed when the UXD documents, the project plan summary, launch date and the Release SOW (if required) are approved and signed by AT&T. The project; enters formal change control at the end of the Elaboration Phase.

3. Construction Phase Involves the coding and testing of the Release. The documents associated with this phase are the Quality Assurance Test Plans, which define the testing to be performed by Motricity’s QA department. QA Test Plans may be presented to AT&T upon request. Construction Phase is closed when the Software Release has been approved to launch through the User Acceptance Testing process.

4. Deployment Phase — Involves deployment of the Software Release; that is the software is presented to AT&T’s end users. Deployment Phase is closed when AT&T accepts this release into production. Release notes will be provided within 5 BD which define the features and any known issues -associated with the implementation.

During the Inception, Elaboration and Construction phases there are 3 ongoing activities. These

•	Managing project issues and risks

•	Managing changes to requirements

•	Ensuring common understanding/capturing a common vocabulary

AT&T change requests (submitted after the Project Plan is baselined at end of Elaboration Phase) are managed through the Motricity Change Request Process. AT&T specific features or time critical features may be implemented on top of the latest core software version by Motricity Professional Services.

6.

Technical Support and Escalation Process. For each potential application error that is reported to Motricity, Motricity creates an entry in its bug tracking and management program. Motricity then assigns engineers

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to verify the existence of the application error and then to identify the root cause. Once the root cause is identified, Motricity shall create a patch for that application error and schedule the patch for inclusion in a future point release or Primary Release.

7.	Segmentation Fees. If AT&T requests more than 25 Storefront segments (i.e. individualized Storefront views presented to an end user based on that end users particular buying history), then AT&T shall pay a *** for up to an additional 25 Storefront segments. Motricity shall invoice this fee monthly in arrears.

8.	API Integrations. In exchange for a *** paid by AT&T to Motricity, Motricity shall support 10 standard API integrations over a twelve (12) month span, which includes current projects Media Net 4 and Media Mall. Notwithstanding the foregoing, Motricity shall waive the *** fee for each month in which Total Gross Revenue through the client API exceeds *** Motricity shall invoice any such fees monthly in arrears.

Although payment is recurring and will be made monthly starting when this amendment is signed, if an API integration is delayed due to fault of Motricity, the monthly fee would be reduced proportionally (example - if Motricity can support 3 integrations concurrently and one is delayed due to Motricity fault, the monthly fee would be reduced by one third for that month, and subsequent months, until corrected). A project plan will be mutually agreed upon by Motricity, the client application provider, and AT&T at the start of each new API integration project.

Motricity will be subject to NPCs upon failure to meet the committed number of standard integrations (10) for 2008. ***

It is estimated that a standard API integration would take *** per integration to reach a production ready state and an additional *** per month to support. The impacts by functional area are:

•	*** Initial Consultation

•	*** Integration Support

•	*** Configuration

The deliverables for a standard implementation are outlined in the table below:

Area	Description
Catalog	Motricity will provide access to the current Client catalog
Catalog Maintenance	Motricity will provide ongoing maintenance to the Client catalog to ensure fresh content
Integration Kickoff	Motricity will chair a kick-off meeting via conference call for each integration.
Integration Support	Motricity will provide integration support for each integration via email.
In-life Support	Motricity will provide in-life technical support for each integration for a period of 2 years past execution of the SOW

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Upgrade Path	Motricity will provide a smooth upgrade path for each integration for a period of 2 years past execution of the SOW
Documentation	Motricity will provide all relevant API documentation
Production Support	The production APIs will be monitored 24x7x365 via Motricity NOC personnel

The following items are assumptions, dependencies & risks associated with the AT&T Standard Client API Integrations:

•	As part of a standard integration, support will only cover API specific questions, not application specific questions.

•	Standard Integration fees apply only to the existing API specifications. Any requested change to the API will be handled via an additional Statement of Work.

•

API support during the Implementation Phase via email is limited to the hours of 9 am to 5 pm (Eastern Time) Monday through Friday, excluding holidays. 24x7x365 production support will be provided once the client application launches.

•	The AT&T Dedicated Test Environment will be utilized for pre-production testing.

•	Only three (3) integrations can concurrently take place through 12 month span.

The failure of any of the above assumptions, dependencies, or risks may result in project delays or increased costs for which Motricity is not responsible.

For API integration requests that fall outside of this standard integration implementation process, or for which the assumptions, dependencies, and risks prove to be untrue, Motricity provide additional evaluation of the incremental work required and a SOW will be presented to AT&T for the incremental work required.

9.	Professional Service Rates. Motricity’s professional services rates from and after the effective date of this Amendment are:

Full Time Equivalent (FTE)	Rate/Hour
Content Operations Support	*	**
Project / Program Management	*	**
Engineering Services	*	**
Design Services (UX/Graphics)	*	**
Quality Assurance Services	*	**
Production/Operations Support	*	**

Contractor
Senor Engineer	*	**
Engineer	*	**
Quality Assurance Services	*	**

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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10.	Updated Service Levels and NPCs. Motricity shall provide the service levels and NPCs set forth on Appendix 1, in lieu of any conflicting or duplicative service levels or NPCs in the Agreement

11.	Storefront In-Life Support Services. Motricity shall provide the in-life support services for the Storefront as set forth on Appendix 2. The baseline in-life support services are included as part of the standard revenue share, except for Content Refreshes, for which AT&T shall pay *** Motricity shall invoice any such fees monthly in arrears. For additional support services, AT&T shall pay Motricity the rates set forth on Appendix 2 for such services.

12.	Answer Tone Storefront In-Life Support Services. Motricity shall provide the in-life support services for the Answer Tone Storefront as set forth on Appendix 3. The baseline in-life support services are included as part of the standard revenue share. For additional support services, AT&T shall pay Motricity the rates set forth on Appendix 3 for such services.

13.	Mobile Game Community. Motricity shall integrate its mobile game community functionality into the existing Media Mall Storefront on the terms set forth on Appendix 4.

Section 3.7, Insurance and Appendix 7, is deleted in its entirety and replaced with the following new Section 3.7:

With respect to Motricity’s performance under this Agreement, and in addition to Motricity’s obligation to indemnify, Motricity shall at its sole cost and expense:

a.	maintain the insurance coverages and limits required by this Section and any additional insurance and/or bonds required by law:

1.	at all times during the term of this Agreement and until completion of all Work associated with this Agreement, whichever is later; and

2.	with respect to any coverage maintained in a “claims-made” policy, for two (2) years following the term of this Agreement or completion of all Work associated with this Agreement, whichever is later. If a “claims- made” policy is maintained, the retroactive date must precede the commencement of Work under this Agreement;

b.	require each subcontractor who may perform Work under this Agreement or enter upon the Work site to maintain coverages, requirements, and limits at least as broad as those listed in this Section from the tune when the subcontractor begins Work, throughout the term of the subcontractor’s Work and, with respect to any coverage maintained on a “claims-made” policy, for two (2) years thereafter;

c.	procure the required insurance from an insurance company eligible to do business in the state or states where Work will be performed and having and maintaining a Financial Strength Rating of “A-“ or better and a Financial Size Category of “VII” or better, as rated in the A.M. Best Key Rating Guide for Property and Casualty Insurance Companies, except that, in the case of Workers’ Compensation insurance, Motricity may procure insurance from the state fund of the state where Work is to be performed; and

d.	deliver to AT&T, certificates of insurance stating the types of insurance and policy limits. Motricity shall provide or will endeavor to have the issuing insurance company provide at least 30 days advance written notice of cancellation, non-renewal, or reduction in coverage, terms, or limits to AT&T Motricity shall deliver such certificates:

1.	prior to execution of this Agreement and prior to commencement of any Work;

2.	prior to expiration of any insurance policy required in this Section; and for any coverage maintained on, a “claims-made” policy, for two (2) years following the term of this Agreement or completion of all Work associated with this Agreement, whichever is later.

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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The Parties agree:

e.	the failure of AT&T to demand such certificate of insurance or failure of AT&T to identify a deficiency will not be construed as a waiver of Motricity’s obligation to maintain the insurance required under this Agreement;

f.	that the insurance required under this Agreement does not represent that coverage and limits, will necessarily be adequate to protect Motricity; norbe deemed as a limitation on Motricity’s liability to AT&T in this Agreement;

g.	Motricity may meet the required insurance coverages and limits with any combination of primary and Umbrella/Excess liability insurance; and

h.	Motricity is responsible for any deductible or self-insured retention.

The insurance coverage required by this Section includes:

i.	Workers’ Compensation insurance With benefits afforded under the laws of any state in which the Work is to be performed and Employers Liability insurance with limits of at least:

$500,000 for Bodily Injury — each accident

$500,000 for Bodily Injury by disease — policy limits

$500,000 for Bodily Injury by disease — each employee

To the fullest, extent allowable by Law, the policy must include a waiver of subrogation in favor of AT&T, its Affiliates, and, their directors, officers and employees.

In states where Workers’ Compensation insurance is a monopolistic state-run system, Motricity shall add Stop Gap Employers Liability with limits not less than $500,000 each accident or disease.

j.	Commercial General Liability insurance written on Insurance Services Office (ISO) Form CG 00 01 12 04 or a substitute form providing equivalent coverage, covering liability arising from premises, operations, personal injury, products/completed operations, and liability assumed under an insured contract (including the tort liability of another assumed in a business contract) with limits of at least

$2,000,000 General Aggregate limit,

$1,000,000 each occurrence limit for all bodily injury or property damage incurred in anyone (1) occurrence

$1,000,000 each occurrence limit for Personal Injury and Advertising Injury

$2,000,000 Products/Completed Operations Aggregate limit

$1,000,000 each occurrence limit for Products/Completed Operations

$1,000,000 Damage to Premises Rented to You (Fire Legal Liability)

The Commercial General Liability insurance policy must:

1.	include AT&T, its Affiliates, and their directors, officers, and employees as Additional Insureds. Motricity shall provide a copy of the Additional Insured endorsement to AT&T. The Additional Insured endorsement may either be specific to AT&T or may be “blanket” or “automatic” addressing any person or entity as required by contract. A copy of the Additional Insured endorsement must be provided within 60 days of execution of this Agreement and within 60 days of each Commercial General Liability policy renewal; include a waiver of subrogation in favor of AT&T, its Affiliates, and their directors, officers and employees; and

2.	be primary and non-contributory with respect to any insurance or self- insurance that is maintained by AT&T.

k	Business Automobile Liability insurance with limits of at least $1,000,000 each accident for bodily injury and property damage, extending to all owned, hired, and non-owned vehicles.

l.	Umbrella/Excess Liability insurance with limits of at least $1,000,000 each occurrence with terms and conditions at least as broad as the underlying Commercial General Liability, Business Auto Liability, and Employers Liability policies. Umbrella/Excess Liability limits will be primary and non-contributory with respect to any insurance or self-insurance that is maintained by AT&T.

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m.	Fidelity or Crime insurance covering employee dishonesty, including but not limited to dishonest acts of Motricity, its employees, agents, subcontractors and anyone under Motricity’s supervision or control. The Motricity shall be liable for, money, securities or other property of AT&T. Motricity shall include a client coverage’ endorsement written for limits of at least $1,000,000 and shall include AT&T as Loss Payee.

n.	Professional Liability (Errors It Omissions) insurance with limits of at least $1,000,000 each claim or wrongful act.

o.	Internet Liability and Network Protection (Cyberrisk) insurance with limits of at least $1,000,000 each claim or wrongful act.

Background Checks is hereby added as Section 4.14 to the Agreement

Section 4.14, Background Checks

1. Motricity, with respect to the following requirements in this Section (collectively, “Background Checks”) and subject to any laws, rules or regulations which may limit any Motricity action otherwise required by this section, (i) shall make all reasonable efforts, including checking the background, and verifying the personal information to determine and verify all information necessary to represent, and warrant to AT&T that no Motricity employee, contractor or subcontractor and no employee or agent of any Supplier contractor or subcontractor (“Supplier Person”) who Motricity proposes to have perform any Service that permits physical, virtual or other access to AT&T ‘s or its customer’s premises, systems, networks, or Information (“Access”) at any time during the Term (a) has been arraigned or convicted of (i) any felony, (ii) any misdemeanor involving violence, sexually related criminal conduct, theft or computer crimes, fraud or financial crimes, or crimes involving unlawful possession or use of a dangerous weapon, or (b).is identified on any government registry as a sex offender; and (ii) Motricity shall not permit any such Person presenting a positive Drug Screen, so arraigned or convicted, or so identified to perform any Service that permits such Access during the Term.

2. Motricity represents and warrants to AT&T that no Supplier Person has (i) falsified any of his or her Identification Credentials, or (ii) failed to disclose any material information in the hiring process relevant to the performance of any Service. Motricity shall not permit any Supplier Person who has falsified such Identification Credentials or failed to disclose such information to perform any Service that permits Access.

3. The following definitions apply:

•

“Identification Credentials” includes, with respect to each Supplier Person, his or her Social Security number, driver’s license, educational credentials, employment history, home address, and citizenship indicia.

•

“Drug Screen” means the testing for the use of illicit drugs (including opiates, cocaine, cannabinoids, amphetamines, and phencyclidine (PCP)) of any Supplier Person who (i) has unsupervised (or badged) physical Access to AT&T’s or its customer’s premises, or (ii) has regular or recurring supervised physical access to AT&T’s or its customer’s premises for more than thirty (30) days in the aggregate annually.

4.	The failure of Motricity to comply with the requirements of this Section, and/or if any Person who fails such Background Check or who has falsified Identification Credentials does perform any Service that permits such Access, shall each be considered a material breach of this Agreement. Notwithstanding any of the foregoing, exceptions for individual Supplier Persons may be granted by AT&T on a case-by-case basis.

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5.	If an Supplier Person is providing any Service (e.g. software development) that permits or requires Access to AT&T’s software source or origin code or encrypted software, Motricity shall conduct an initial, and thereafter an annual, search, in each case to verify that such Supplier Person is not identified, on the Denied Person List or Specially Designated Nationals List by the U.S. Dept of Commerce-Bureau of Industry & Security.

Reimbursable Expenses is hereby added as Section 4.15 to the Agreement:

Section 4.15, Reimbursable Expenses

AT&T is responsible for any travel, meal or other business related expense incurred by Supplier in the performance of its obligations under this Agreement in accordance with AT&T’s Vendor Expense Policy attached hereto and incorporated herein as Appendix 5: provided, however, that requirements set forth in Appendix 5 shall apply only to the limitations on the reimbursable amount of expenses that are eligible to be passed through to AT&T, and it is understood and agreed by the Parties that actual expenses of Supplier will be in accordance with Supplier’s expense policy.

Third Party Administration is hereby added as Section 4.16 to the Agreement:

Section 4.16, Third Party Administration

Motricity acknowledges that a third party administrator will perform certain administrative functions for AT&T in relation to this Agreement. Such administrative functions may include:

a.	Collecting and verifying certificates of insurance;

b.	Providing financial analysis;

c.	Verifying certifications under the Section entitled “Utilization of Minority, Women, and Disabled Veteran Owned Business-Enterprises”; and

d.	Collecting and verifying Motricity profile information.

Motricity shall cooperate with such third party administrator in its performance of such administrative functions and shall provide such data as from time to time the third party administrator may request Further, notwithstanding any other provision of this Agreement, Motricity agrees that AT&T may provide Confidential Information regarding Motricity to such third party administrator provided that AT&T is responsible for ensuring that the third party administrator maintains the confidentiality of such Confidential Information to the same extent as is required of AT&T. Motricity agrees to pay the third party administrator an annual fee for the performance of these administrative functions, which annual fee shall not exceed three hundred dollars ($300.00) and a onetime set-up fee of thirty dollars ($30.00).

The terms and conditions of Agreement No. TJR031606 in all other respects remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment to Agreement No. TJR031606 to be executed, which may be in duplicate counterparts, each of which will be deemed to be an original instrument, as of the date the last Party signs.

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MOTRICITY, INC.		AT&T SERVICES, INC

By:	/s/ Ryan K. Wuerch	By:	***

Printed Name:	Ryan K. Wuerch	Printed Name:	***

Title:	Chairman & CEO	Title:	Vice President, Global Strategic Sourcing

Date:	12/13/2007	Date:	12/07/2007
On behalf of its affiliates AT&T Mobility LLC

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Appendix 1

Update Service Levels and NPCs

***

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Appendix 3

Storefront In-Life Support Services

***

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

13

Appendix 3

Answer Tone Storefront In-Life Support Services

***

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Appendix 4

Mobile Game Community

AT&T shall pay Motricity *** for set up and integration to expand AT&T’s current game community as detailed in a mutually executed SOW. *** AT&T, at its sole discretion, can choose to move forward with the currently deployed Mobile Game Community product or decide to shelf until a later date. AT&T must give indication to deploy the Mobile Game Community prior to the completion of Release 3.2 Elaboration Phase. Should AT&T decide to deploy the Mobile Game Community product, AT&T and Motricity will mutually agree on a project plan and launch date.

Enhancements to Community

•	The roadmap and future enhancements for the Game Community will be maintained under a separate release schedule

•	AT&T agrees to specify that the community API must be included by the game publisher for the game to be deployed on the storefront and the game community

•	***

Content OnBoarding

•	Utilize existing submission process for content

•	Provide assistance for one-time bulk upload of content

•	Provide on-going support

•	Manage a launch project for Community as it pertains to content providers content

•	Provide game publishers with the assistance and documentation required to include the Community API in game during development and test

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Appendix 5

1.0 GENERAL

AT&T Vendor Expense Policy (VEP) provides guidelines to be followed by all vendors of AT&T in requesting reimbursement for business travel, meals and other business related expense. Expenses outside this policy are not reimbursable.

The following principles apply to requests for expense reimbursement:

When spending money that is to be reimbursed, vendors must ensure that an AT&T Company (“Company”) receives proper value in return. Prudent and proper judgment must be used in reporting and approving business expenses.

The concept that a vendor and their employees are ‘entitled’ to certain types or amounts of expenditures while conducting business with the Company is erroneous. Personal expenditures reported for reimbursement should be billed exactly as they were incurred. The use of averages for any type expenditure or combination of expenditures is not permitted except as specifically provided or documented in a contract.

Every vendor and AT&T employee who certifies or approves the correctness of any voucher or bill should have reasonable knowledge the expense and amounts are proper and reasonable. In the absence of the adoption of such policy, or existing contractual agreements, these guidelines are considered the minimum requirements for requesting reimbursement of Company funds.

These policies should be included in any new or renewed contract with a contractor or consultant.

Deviations from this VEP must be approved in writing by the sponsoring Senior Manager or Officer of an AT&T company.

Employees should refer to ‘the Section entitled “Payments” in the Schedule of Authorizations For Affiliates of AT&T, Inc. for appropriate vendor invoice authorization approval levels.

Receipts should be requested and reviewed for any unusual or out of the ordinary expenses or where the approver cannot make a reasonable determination on the propriety of the transaction without a receipt.

The origination of a given expenditure for business purposes is the responsibility of the vendor incurring the expense and the authorization of that expense is the responsibility of the appropriate level of AT&T management in accordance with the Schedule of Authorizations For Affiliates of AT&T, Inc.

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1.1 Non-Reimbursable Expenses

The following expenses are considered non-reimbursable:

•	Airline club membership fees, dues, or upgrade coupon

•	Meals not consistent with AT&T employee policy

•	Annual credit card fees

•	Barber/Hairstylist/Beautician Expenses

•	Car rental additional fees associated with high speed toll access programs

•	Car Washes

•	Entertainment expenses

•	Health Club and Fitness facilities

•	Hotel Safe rental

•	Upgrades on airline fees

•	Excessive tips, i.e., in excess of 15% of cost of meal or services, excluding tax

•	PC, cell phone, and other vendor support expenses

•	Meals not directly required to do business on the AT&T account (e.g. vendors cannot

•	voucher lunch with each other simply to talk about AT&T)

•	In-flight drinks

•	Magazines & newspapers

•	Personal entertainment

•	Expenses associated with spouses or other travel companions

•	Office’ expenses of vendors

•

Surcharges for providing fast service not related to delivery charges such as Fedex, UPS, etc.). AT&T expects all vendors to complete the terms of contracts in the shortest period practicable. Charges for shortening the timeframe’ in which contracts are fulfilled are not permissible.

•	Vendors may not submit expenses to cover meals or expenses for an AT&T employee, whether in a home location or on official travel

•	Travel purchased with prepaid air passes.

•	Birthday cakes, lunches, balloons, and other personal celebration/recognition costs

•	Break-room supplies for the vendor, such as coffee, creamer, paper products, soft drinks, snack food

•	Water (bottled or dispensed by a vendor)

•	Clothing, personal care, and toiletries

•	Laundry (except when overnight travel is required for 7 or more consecutive nights)

•	Flight or rental car insurance

•	Flowers, cards and gifts

•	Hotel pay-per-view movies, Video Games and/or mini bar items

•	High speed internet access in hotels (added to 3.5)

•	Lost luggage

•	Traffic or Parking Fines

•	Tobacco Products

•	Medical supplies

•	Membership fees to exercise facilities or social/country clubs

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•	Movies purchased while on an airplane

•	Phone usage on airline unless business emergency

Failure to comply with the above mentioned restrictions will result in the Company refusing payment of charges or pursuing restitution from the vendor.

2.0 RESPONSIBILITIES

2.1 Vendor’s Responsibility

AT&T’s sponsoring client managers will ensure that vendors have, been covered on this policy prior to incurring any expenditures. Vendors and their sponsoring client managers are responsible for clarifying any questions or uncertainties they may have relative to reimbursable business expenses.

It is mandatory that financial transactions are recorded in a timely manner. Out-of-pocket business expense(s) for vendors that are not submitted for reimbursement within 90 calendar days from the date incurred are considered non-reimbursable. Company managers who are responsible for approving reimbursable expenses of vendors should ensure they are submitted and approved in a timely manner.

2.2 AT&T Sponsoring Management Responsibility

Prior to authorizing reimbursement to the vendor for expenditures, it is the responsibility of the AT&T managers authorizing the payment to determine that:

•	The expenditure is reasonable and for a legitimate business purpose.

•	The expenditure complies with the policies contained in this document, the Code of Business Conduct, and other applicable Company practices.

•	All expenses are reviewed through Payment.Net or on form AT&T-4472APA and those expenses are prepared in accordance with proper accounting details.

In addition, the sponsoring AT&T managers are responsible for ensuring the Vendor Expense Policy has been communicated to each vendor and that the information contained herein is proprietary/confidential information and ensures its security and confidentiality. The Vendor must agree to maintain this information in confidence.

3.0 TRAVEL POLICY

Vendors must first consider the feasibility of using videoconferencing or teleconferencing as an alternative to travel. Travel that is to be reimbursed by AT&T should be incurred only as necessary.

AT&T reserves the right to dispute any expense submittal and if not verifiable as valid may reject reimbursement. Reimbursements will be made to vendor only after expenses are verified as valid.

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3.1 Travel Authorization

Travel requiring overnight stays must be approved by the sponsoring AT&T senior manager (5 level or above) and should be approved only if it is necessary for the vendor to travel to perform required work.

3.2 Travel Reservations

Vendors are expected to procure the most cost efficient travel arrangements, preferably equivalent to the AT&T discount rate. AT&T does not reimburse for travel purchased with prepaid air passes.

3.3 Travel Expense Reimbursement

Vendor travel expenses incurred for company business are reimbursable only as specified in these guidelines. Travel expenses may include the following:

•	transportation (airfare or other commercial transportation, car rental, personal auto mileage, taxi and shuttle service)

•	meals and lodging

•	parking-and tolls

•	tips/porter service (if necessary and reasonable)

Vendors who stay with friends or relatives or other vendor employees while on a Company business trip will NOT be reimbursed for lodging, nor will they be reimbursed for expenditures made to reciprocate their hospitality by buying groceries, being host at a restaurant, etc.

The expense must be ordinary and necessary, not lavish or extravagant, in the judgment of the AT&T sponsoring management. Any reimbursement request must be for actual expenditures only.

3.4 Air Travel Arrangements

Vendors must select lowest logical airfare (fares available in the market at the time of booking, preferably well in advance of trip to attain lowest possible airfare). Vendors shall book coach class fares for all domestic travel at all times. First class bookings are not reimbursable. Vendors can request business class when a single segment of, flight time (“in air time” excluding layovers or ground time) is greater than 5 hours, or when flights are intercontinental.

3.5 Hotel Arrangements

AT&T has established Market-Based Room Rate Guidelines for vendors to reference when making hotel reservations (see Addendum A). Vendors are expected to abide by these guidelines when making hotel arrangements. AT&T will only reimburse vendors up to the established room rate guideline in, each market, or for actual hotel lodging charges incurred, whichever is less. There must be a strop business justification for incurring any cost for Unmet access, and a request for reimbursement must be accompanied by a detailed explanation regarding reason for charge.

Note: Vendors must indicate the number of room nights on the transaction line when invoicing for reimbursement of hotel expenses. Copies of all hotel bills must be made available for any invoice containing lodging charges.

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3.6 Ground Transportation

While away from their home location overnight, vendors are expected to utilize rapid transit or local shuttle service. If the hotel provides a complimentary shuttle, vendors are to use this service before paying for transportation. If complimentary service is not provided a taxi or other local transportation is reimbursable as a business expense. Tips provided to taxi drivers cannot exceed 15% of the value of the total fare

A rental car is appropriate when the anticipated business cost is less than that of other available public transportation. Except to the extent necessary to accommodate several traveler§ and/or luggage requirements, vendors will not be reimbursed for automobile rentals other than economy or mid-sized/intermediate models.

“Loss Damage Waiver” and “Extended Liability Coverage” are not considered reimbursable. Prepaid fuel or refueling charges at the time of return are not reimbursable. Rental cars should be refueled before returning to the rental company, since gas purchased through the rental company carries an expensive refueling service charge.

3.7 Use of Personal Vehicle

When use of personal vehicle is required, the currently applicable IRS mileage rate for miles driven for the business portion of the trip should be the maximum used to determine the amount to be reimbursed.

3.8 Parking

If airport parking is necessary, vendors must use long term parking facilities. Additional costs for short term, valet or covered parking are not reimbursable.

3.9 Entertainment

Entertainment expense is not reimbursable to vendors. Entertainment includes meal expense involving AT&T personnel, golf fees, tickets to events and related incidental expenses. Hotel charges for a pay-per-view movie, individual sightseeing tours, or other individual activities (i.e., golf, sporting event, movie, etc.) are not reimbursable.

3.10 Laundry and Cleaning

Reasonable laundry charges during business trips of seven or more consecutive nights are reimbursable based on actual expenses incurred.

3.11 Communications

The actual cost of landline telephone calls for AT&T business are reimbursable. The use of AT&T products is required when available.

AT&T will not reimburse vendors for cell phone bills. With prior consent of the sponsoring AT&T Senior Manager, only individual calls that exceed a vendor’s rate plan that are necessary to conduct business for AT&T may be reimbursed.

Charges for high speed internet access are not reimbursable.

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3.12 Business Meals (Travel and Non-Travel)

Vendors are expected to find reasonably priced dining alternatives. As a general rule, vendors are expected to spend, $42.00 or less per day inclusive of tax and gratuity. This includes all meals, beverages and refreshments purchased during the day. Requests for reimbursement should break out the amount for, meals and list the related number of travel days. If breakfast is offered as part of the hotel accommodation rate, no additional reimbursement will be permitted for breakfast. Vendors may not submit expenses lo cover meals or expenses for an AT&T employee, whether in a home location or on official travel.

AT&T managers authorizing invoices will be held accountable for ensuring that vendors are following this policy and are spending Company funds economically.

3.13 Flowers, Greeting Cards, Gifts and Incentive Awards

The cost of gifts, flowers, birthday lunches, or greeting cards is considered a personal expense and is not reimbursable. For example, vendors making a donation or providing a gift for a fund-raiser for AT&T may not submit such an expense to AT&T for reimbursement

3.14 Loss or Damage to Personal Property

The Company assumes no responsibility for loss or damage to a vendor’s personal property during business functions or hours.

3.15 Publications

Subscriptions to or purchases of magazines, newspapers and other publications are not reimbursable.

25

ADDENDUM A

AT&T 2007 Hotel Room Rate Only Guidelines

City	St	2007 Guideline	City	St	2007 Guideline	City	St	2007 Guideline
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***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

26

TJR031606.A.008

Amendment 8

Between

Motricity, Inc.

And

AT&T Mobility LLC

1

AMENDMENT NO. 8

TO

AGREEMENT NO. TJR031606

This Amendment No. 8 (“Amendment”) to the Master Services Agreement No.TJR031606 between AT&T Mobility LLC, f/k/a Cingular Wireless LLC, a Delaware limited liability company (“AT&T”) and Motricity, Inc., a Delaware corporation (“Motricity”) (as amended, the “Agreement”), is made and entered into as of the 1st day of June, 2008 (“Amendment No. 8 Effective Date”). Such parties are referred to herein as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Motricity provides certain wireless infrastructure products and services to AT&T pursuant to the Agreement; and

WHEREAS, AT&T and Motricity desire to amend the Agreement to (i) modify the NPC Cap for availability of the Services under the Service Level Agreement; and (ii) establish certain understandings with respect to the eventual wind down or transfer of the Services.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. Except as provided herein, all of the terms, covenants and conditions used but not defined herein shall have the meanings ascribed to them in the Agreement. In the event of a conflict between the terms and conditions hereof, and the terms and conditions of the Agreement, the specific terms and conditions set forth in this Amendment shall govern.

2. NPC Cap Applicable to Storefront Availability. The last sentence of the section of the Service Level Agreement (Appendix 1.2 of the Agreement) entitled “Service Credits Applicable to Storefront” is hereby deleted in its entirety and replaced with the following:

***

3. Wind Down Period. Section 3.4(e) of the Agreement is hereby deleted in its entirety and replaced with the following:

Upon thirty (30) days’ prior written notice from AT&T, Motricity shall reasonably cooperate with AT&T in the orderly and expeditious wind down and/or transition of its Services (in whole or in part) to a different service provider (“Transfer”). For purposes of clarification, such prior written notice shall not extend the six-month period for termination for convenience.

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

2

(i)	The Transfer will be performed by the Parties in accordance with a mutually agreed upon Statement of Work that will address such items as transition responsibilities (such as migration of subscribers, subscriber data, premium digital content, transaction data, and/or Merchant integrations), key resources, Transfer timelines, related fees (such as operating expenses to sustain Services from the Cut-Over Date, defined below), until the Transfer is complete (“Sustainment Fees”).

(ii)	With respect to Sustainment Fees the Parties acknowledge and agree to the following:

A)	Sustainment Fees may include:

***

B)	Sustainment Fees will not include:

***

(iii)	Motricity will provide all services as may be reasonably be needed by AT&T in connection with the Transfer.

(iv)	Unless otherwise specified by AT&T the minimum period of time to affect such a Transfer will be *** and may be extended upon mutual agreement of the Parties (“Wind Down Period”). Both Parties are required to make a good faith effort to fulfill the requirements of the Transfer as quickly as possible within the Wind Down Period.

(v)	Services provided by Motricity during the Wind Down Period shall be provided to AT&T at the rates provided for in this Agreement and all terms and conditions of this Agreement shall remain in full force and effect.

4.***

5. The terms and conditions of the Agreement (including but not limited to the terms and conditions of Amendment No 7 to the Agreement) in all other respects remain unmodified and in full force and effect. They shall not be further modified except by a written agreement between the Parties.

IN WITNESS WHEREOF, the Parties have caused this Amendment to Agreement No. TJR031606 to be executed, which may be in duplicate counterparts, each of which will be deemed to be an original instrument, as of the date the last Party signs.

MOTRICITY, INC.		AT&T MOBILITY LLC, by its authorized agent, AT&T SERVICES, INC.

By:	/s/ Ryan K. Wuerch	By:	***

Printed Name:	Ryan K. Wuerch	Printed Name:	***

Title:	Chairman & CEO	Title:	Sr. Contract Manager, Global Strategic Sourcing

Date:	8/21/2008	Date:	8/13/2008

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

3

AMENDMENT NO. 9

TO

AGREEMENT NO. TJR031606

This Amendment No. 9 (“Amendment”) to the Master Services Agreement No.T1R031606 between AT&T Mobility LLC, f/k/a Cingular Wireless LL liability company (“AT&T Mobility”) and Motricity, Inc., a Delaware corporation (“Motricity”) (as amended, the “Agreement”), is made and entered into (“Amendment No. 9 Effective Date”). Such parties are referred to herein as “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Motricity provides certain wireless AT&T Mobility pursuant to the Agreement; and

WHEREAS, the Agreement expires October 8, 2009; and

WHEREAS, AT&T Mobility and Motricity desire to amend the Agreement to give AT&T Mobility the option to extend the Terms of the Agreement.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

AGREEMENT

1. Definitions; Order of Precedence. Except as provided herein, all of the terms, covenants and conditions used but not defined herein shall have the meanings ascribed to them in the Agreement. In the event of a conflict between the terms and the conditions hereof, and the terms and conditions of the Agreement, the specific terms and conditions set forth in this Amendment shall govern.

2. Option to Extend. In exchange for a one-time option fee of ***, payable upon execution of the Amendment, Motricity hereby grants to AT&T Mobility the right to extend the term of the Agreement through October 31, 2009 (the “Extension Option’). If AT&T Mobility has not exercised the Extension Option in writing on or before September 15, 2009, the Extension Option will automatically expire.

3. Term. If AT&T Mobility exercises the Extension Option, then the term of the Agreement will be extended through October 31, 2009 (the “Extended Term”).

4. Extension Fees. Upon exercise of the Extension Option, AT&T Mobility shall pay Motricity *** for providing the Storefront during the Extended Term. Motricity shall provide a credit to AT&T Mobility in the amount of *** against future work in a fashion consistent with the internal accounting requirements of Motricity.

5. Storefront Operations. During the Extended Term, Motricity shall provide the Storefront with the same functionality and reporting as currently provide to AT&T Mobility under the Agreement. ***

6. Service Level Agreement. Upon execution of this Amendment Number 9 AT&T agrees that effective August 10, 2009, the Service Level Agreement (SLA) relating to content and device onboarding, merchandising, support, and maintenance will no longer apply. As such, beginning August 10, 2009 and for the duration of this Agreement Motricity will not be subject to any penalties related to SLAs pertaining to these operational functions.

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

7. No Other Modifications. The terms and conditions of the Agreement in all other remain unmodified and in full force and effect. They shall not be further modified except by a written agreement between the Amendment No. 9 Effective Date.

IN WITNESS WHEREOF, Motricity and AT&T Mobility have each caused this Amendment to be executed by its duly authorized representative, which may be in duplicate counterparts, each of which will be deemed to be an original instrument, as of the Amendment No. 9 Effective Date.

AT&T Mobility LLC		Motricity, Inc

By:	***	By:	/s/ Ryan Wuerch
Name:	***	Name:	Ryan Wuerch
Title:	Sr. Chr	Title:	Chairman & CEO

AMENDMENT NO. 10

TO

AGREEMENT NO. TJR031606

This Amendment No. 10 (“Amendment”) to the Master Services Agreement No.TJR031606 between AT&T Mobility LLC, f/k/a Cingular Wireless LLC, a Delaware limited liability company (“AT&T Mobility”) and Motricity, Inc., a Delaware corporation (“Motricity”) (as amended, the “Agreement”), is made and entered into as of the date the last party signs (“Amendment No 10 Effective Date”). Such parties are referred to herein as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Motricity provides certain wireless infrastructure products and services to AT&T Mobility pursuant to the Agreement; and

WHEREAS, the Agreement was to expire October 8, 2009 and the Parties have extended the Term to October 31, 2009 by AT&T Mobility’s exercise of the Extension Option under Amendment 9; and

WHEREAS, AT&T Mobility and Motricity desire to amend the Agreement to further extend the term and to give AT&T Mobility an additional extension option.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

AGREEMENT

1.	Definitions; Order of Precedence. Except as provided herein, all of the terms, covenants and conditions used but not defined herein shall have the meanings ascribed to them in the Agreement. In the event of a conflict between the terms and conditions hereof, and the terms and conditions of the Agreement, the specific terms and conditions set forth in this Amendment shall govern.

2.	Further Extension/Option to Extend.

(a)	Further Extension. The Extended Term set forth in Amendment 9 is hereby extended an additional six months, now expiring at 11:59 p.m. eastern time, April 30, 2010 (“Further Extension”).

(b)	Option to Extend. Motricity hereby grants to AT&T Mobility the right to extend the term of the Agreement through October 31, 2010 (the “Further Extension Option”). AT&T Mobility must provide notice of intent to invoke the Further Extension Option by December 1, 2009. ***

(c)	Termination for Convenience. If AT&T elects the Further Extension Option, then AT&T will have the right to terminate the agreement with 90 days prior notice, with such notice not to be given earlier than April 30, 2010. Upon termination, AT&T will not be obligated for the monthly invoice fees described herein after the effective date of termination.

3.	Term. The term of the Agreement will be extended through April 30, 2010 (the “Further Extension”) and, if the Further Extension Option is exercised, the term may be extended through October 31, 2010 (the “Further Extension Option”).

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

4.	Extension Fees.

(a)	AT&T Mobility shall, pay fees for the Further Extension to April 30, 2010 of ***

(i)	***

(ii)	***

(iii)	***

(iv)	***

(v)	***

5.	Storefront Operations. During the Further Extension, Motricity shall provide the Storefront with the same functionality and reporting as currently provided AT&T Mobility under the Agreement. ***

6.	Service level Agreement. The existing service Level Agreement (SLA) relating to content and device onboarding, merchandising, support, and maintenance will apply during the Further Extension and any Further Extension Option period, however any service credits or non-performance credits applicable to these or any other service levels/metrics in the Agreement will be waived during both such periods. For purposes of clarity, this Section does not modify any other service level agreements between the parties under any other agreement, except for the Media Mall services provided Agreement set forth in the introductory paragraph of this Amendment. ***

7.	No Other Modifications. The terms and conditions of the Agreement in all other respects remain unmodified and in full force and effect. They shall not be further modified except by a written agreement between the Parties.

IN WITNESS WHEREOF, Motricity and AT&T Mobility have each caused this Amendment to be executed by its duly authorized representative, which may be in duplicate counterparts, each of which will be deemed to be an original instrument, as of the Amendment No. 10 Effective Date.

Motricity, Inc.		AT&T Services, Inc

By:	/s/ James Smith	By:	/s/ ***

Printed Name:	James Smith	Printed Name:	***

Title:	President & COO	Title:	Vice President, Consumer Supply, Chain AT&T Operations

Date:	10/1/2009	Date:	10/1/2009

On behalf of its affiliates AT&T Mobility LLC

***This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.